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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

TravelCenters of America Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2021 Annual Meeting
of Stockholders and Proxy Statement

Thursday, June 10, 2021 at 9:30 a.m., Eastern time

Live Webcast Accessible at
https://www.viewproxy.com/TravelCentersofAmerica/2021/

TA
TravelCenters of America

BUSINESS AT A GLANCE

TravelCenters of America (Nasdaq: TA) has a nationwide business that includes travel centers located in 44 U.S. states and in Canada and standalone truck service facilities located in three states. TA's travel centers operate under the "TravelCenters of America," "TA," "TA Express," "Petro Stopping Centers" and "Petro" brand names and offer diesel fuel and gasoline, restaurants, truck repair services, travel/convenience stores and other services designed to provide attractive and efficient travel experiences to professional drivers and other motorists. TA's standalone truck service facilities operate under the "TA Truck Service" brand name.

50
YEARS OF OPERATING HISTORY

13
YEARS OF PUBLIC MARKET PRESENCE

271
FULL SERVICE TRAVEL CENTERS

3
STANDALONE TRUCK SERVICE FACILITIES

3
OWNED & OPERATED FUELING & TRUCK SERVICE BRANDS

2
OWNED & OPERATED FULL SERVICE RESTAURANT BRANDS

ROBUST SITE NETWORK CREATES SIGNIFICANT BARRIER TO ENTRY

TA (174)
PETRO (76)
TA EXPRESS (21)

U.S. INTERSTATE TRAVEL CENTER MARKET SHARE[1]

14.7%
8.1%
4.5%
72.7%
Loves
No other operator has more than ~2.4% of the remaining market
Other

TA travel center data presented as of December 31, 2020. Excludes 1 Goasis branded travel center site.
(1) By number of travel centers adjacent to interstate highways, as per Trucker's Friend 2016 edition.

LETTER TO OUR STOCKHOLDERS FROM YOUR BOARD OF DIRECTORS

Dear Fellow Stockholders,

                Please join us for our 2021 Annual Meeting of Stockholders, which will be held virtually at 9:30 a.m. on Thursday, June 10, 2021. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites stockholders' receipt of these important materials while lowering cost and reducing the environmental impact of our annual meeting.

                We were proud to have continued to service the essential trucking business throughout the COVID-19 pandemic. Despite the business challenges posed by the pandemic, we are also proud that we continued to successfully implement our turnaround strategy. Some of our key accomplishments include:

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  Continued implementation of our transformation plan to improve operational efficiency and profitability through aggressive cost discipline and an expansion strategy focused on franchising opportunities;

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  Reorganization of our team, including significant leadership changes and a corporate headcount reduction;

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  Raised capital through an $85 million equity offering and a $200 million term loan;

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  Improved fourth quarter operating results, largely due to decreased expenses; and

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  Added two Independent Directors to our Board to create more skill mix and increase the Board's diversity.

                Your Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our stockholders. We continue to monitor changing events and circumstances with an eye to managing for the global good, mitigating the negative impact on our business and best positioning us for stability and recovery when the pandemic is behind us.

                We thank you for your investment in our Company and for the confidence you put in this Board to oversee your interests in our business.

April 6, 2021

Barbara D. Gilmore Lisa Harris Jones Joseph L. Morea Rajan C. Penkar	Jonathan M. Pertchik Elena B. Poptodorova Adam D. Portnoy

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Location: Live Webcast Accessible at https://www.viewproxy.com/ TravelCentersofAmerica/ 2021/ Date: Thursday, June 10, 2021 Time: 9:30 a.m., Eastern time	Agenda:

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Elect the Director nominees identified in the accompanying Proxy Statement to our Board of Directors;

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Advisory vote to approve executive compensation;

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Approve an amendment to the Second Amended and Restated TravelCenters of America Inc. 2016 Equity Compensation Plan;

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Ratify the appointment of RSM US LLP as our independent auditors to serve for the 2021 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a stockholder of record as of the close of business on March 24, 2021.

Attending the Annual Meeting: Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders and other stakeholders, the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. No physical meeting will be held.

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Record Owners: If you are a stockholder as of the record date who holds shares directly, you may participate in the Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/TravelCentersofAmerica/2021/. Please have the control number located on your proxy card or voting information form available.

•

Beneficial Owners: If you are a stockholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend the Annual Meeting. You will need to present evidence of your beneficial ownership of shares. You will not be able to vote your shares at the Annual Meeting without a legal proxy. Beneficial owners should complete the registration process at least three days in advance of the Annual Meeting to ensure that all documentation and verifications are in order.

Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Directors,
Jennifer B. Clark
Secretary
April 6, 2021

PLEASE VOTE

Please vote to play a part in our future. The Nasdaq Stock Market LLC (the "Nasdaq") rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 10	✓ FOR	Plurality of all votes cast
2	Advisory vote to approve executive compensation*	Page 24	✓ FOR	Majority of all votes cast
3	Approval of an Amendment to the Second Amended and Restated 2016 Equity Compensation Plan	Page 25	✓ FOR	Majority of all votes cast
4	Ratification of independent auditors*	Page 33	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16-digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on June 9, 2021 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a stockholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on June 9, 2021 to authorize a proxy BY TELEPHONE. You will need the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a stockholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    1

April 6, 2021

PROXY STATEMENT

The Board of Directors (our "Board") of TravelCenters of America Inc., a Maryland corporation (the "Company," "we," "us" or "our") is furnishing this proxy statement (the "Proxy Statement") and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2021 annual meeting of stockholders. Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders and other stakeholders, our annual meeting will be held virtually via live webcast on Thursday, June 10, 2021, at 9:30 a.m., Eastern time, subject to any adjournments or postponements thereof (the "2021 Annual Meeting"). We are first making these proxy materials available to stockholders on or about April 6, 2021.

Only owners of record of shares of common stock of the Company ("Common Shares") as of the close of business on March 24, 2021, the record date for our 2021 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. Our Common Shares are listed on The Nasdaq Stock Market LLC (the "Nasdaq"). On March 24, 2021, there were 14,568,693 Common Shares issued and outstanding.

The mailing address of our principal executive office is 24601 Center Ridge Road, Westlake, Ohio 44145.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR OUR 2021 ANNUAL MEETING TO BE HELD ON THURSDAY, JUNE 10, 2021.

The Notice of 2021 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available at www.proxyvote.com.

2    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Composition

We are currently governed by a seven member Board of Directors. Ensuring our Board is comprised of Directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of stockholders is a top priority of our Board and our Nominating and Governance Committee. Our Board added Elena Poptodorova and Rajan Penkar in February 2020 as Independent Directors to expand and refresh our Board's composition for several reasons, including to increase the ratio of Independent Directors to Managing Directors and to create more skill mix and diversity.

OUR BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

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have knowledge of the travel center and its related businesses and factors impacting those businesses;

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have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity, nationality and skills; and

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be committed to serving on our Board over a period of years in order to develop knowledge about the Company's operations and have sufficient time and availability to devote to Board and committee matters.

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Directors with one or more of the following professional skills or experiences can assist in meeting this goal:

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work experience with a proven record of success in his or her field;

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risk oversight/management expertise;

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accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the service retail industry, including the travel center and restaurant businesses;

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operating business and/or transactional experience;

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management/leadership experience;

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knowledge of the Company's historical business activities;

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familiarity with travel centers and ancillary businesses;

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experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

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service on other public company boards and committees;

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qualifying as a Managing Director in accordance with the requirements of our governing documents; and

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qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission ("SEC") and our governing documents.

Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Directors and Director candidates individually and in the broader context of our Board's overall composition when evaluating potential nominees for election as Director.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    3

Key Responsibilities of our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓

Our Board oversees and monitors strategic planning.

✓

Business strategy is a key focus of our Board and embedded in the work of Board committees.

✓

Company management is charged with executing business strategy and provides regular performance updates to our Board.

✓

Our Board oversees risk management.

✓

Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

✓

Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓

Our Board oversees succession planning and talent development for senior executive positions.

✓

Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

✓

In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Directors, as applicable, to nominate and evaluate potential successors.

Our Board's Role in Oversight of Risk Management

Our Board is elected by our stockholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the safeguarding of our assets, the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board's understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.

Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by management, and management is responsible for incorporating risk management in its activities. Our Director of Internal Audit reports to our Audit Committee and provides us with advice and assistance with our risk management function.

In discharging their oversight responsibilities, our Board and Board committees review regularly a wide range of reports provided to them by management, internal audit and service providers, including:

  •
  reports on market and industry conditions;

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  reports on the impact of the COVID-19 pandemic on our business;

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  operating and regulatory compliance reports;

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  financial reports;

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  reports on risk management activities;

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  regulatory and legislative updates that may impact us;

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  reports on the security of our information technology processes and our data; and

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  legal proceedings updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with our management, our Director of Internal Audit, legal counsel, our independent auditors and other professionals, as appropriate.

4    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review periodic reports from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting. Our Audit Committee also reviews, approves and oversees an internal audit plan developed by our Director of Internal Audit with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes on an annual basis. Our Audit Committee meets at least quarterly and reports its findings to our Board. Our Audit Committee also meets periodically with our Director of Internal Audit to review the results of our internal audits, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

Our Audit Committee considers risks related to cybersecurity, and receives regular reports from our management regarding cybersecurity risks and countermeasures being undertaken or considered by us, including updates on the internal and external cybersecurity landscape and relevant technical developments.

Our Compensation Committee, whose duties are detailed in its charter, among other duties, evaluates the performance of our Director of Internal Audit and the performance of The RMR Group LLC ("RMR LLC") under our business management agreements. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages management to make long term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.

To learn more about the risks we face, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward-Looking Statements" in our Annual Report to Stockholders for the fiscal year ended December 31, 2020 (the "Annual Report"). The risks described in our Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

Director Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  our Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, our Board has adopted written Governance Guidelines as described below.

Our Board is comprised of seven Directors, including five Independent Directors and two Managing Directors. Under our Bylaws, so long as the number of directors is less than five, at least one director must meet the qualifications of a Managing Director and, so long as the number of directors is five or greater, at least two directors must meet the qualifications of a Managing Director. Our Bylaws require that a majority of our Board be Independent Directors. Under our Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as an independent director under the applicable rules of the Nasdaq and the SEC. As set forth in our Bylaws, Managing Directors are Directors who are not

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    5

Independent Directors and who have been employees or officers of the Company or RMR LLC or involved in the day to day activities of the Company for at least one year prior to such Director's election.

Our Board affirmatively determines whether Directors have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Directors or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Director's relationship with us, our Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Prior to Mr. Penkar's election to the board of directors of USA Truck Inc. ("USA Truck"), our Board reviewed our relationship with USA Truck, including the annual revenues received from this customer of ours. Based on its review, our Board determined that our business with USA Truck is not material to us and that Mr. Penkar's service on the board of directors of USA Truck does not create a conflict of interest or impair Mr. Penkar's judgment with respect to his responsibilities as an Independent Director. Our Board will continue to monitor our relationship with USA Truck in regards to Mr. Penkar's continued service on both Boards. Based on or Board's review, our Board has determined that Barbara D. Gilmore, Lisa Harris Jones, Joseph L. Morea, Rajan C. Penkar and Elena B. Poptodorova currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our Bylaws. In making these independence determinations, our Board reviewed and discussed additional information provided by us and our Directors with regard to each of the Directors' relationships with us, RMR LLC or The RMR Group Inc. ("RMR Inc."), the managing member of RMR LLC, and the other companies to which RMR LLC or its subsidiaries provide management services. Our Board has concluded that none of these five Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Directors

Pursuant to our Governance Guidelines, our Independent Directors are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Directors are present. Our Independent Directors also meet separately with our officers, with our Director of Internal Audit and with our independent auditors. The presiding Director for purposes of leading Independent Director sessions will be the Lead Independent Director, unless the Independent Directors determine otherwise.

Board Leadership Structure

All Directors play an active role in overseeing our business both at our Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing our Company and our strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations and law firms, and also have served as government officials. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of our officers and advisers. Our Board is small, which facilitates informal discussions and communication from management to our Board and among Directors.

Adam D. Portnoy has served as Chair of our Board since 2019. One or more of our executive officers and our Director of Internal Audit regularly attend Board and Board committee meetings. Special meetings of our Board may be called at any time by the Chair of our Board or on the written request to our Secretary by a majority of our Board. Our Managing Directors, in consultation with our management and our Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest agenda items as well. Discussions at Board meetings are led by the Managing Director, Independent Director or member of management who is most knowledgeable on a subject.

Five of our Directors, including two of our nominees for election at our 2021 Annual Meeting, are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the

6    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

members of our Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Directors are Managing Directors, persons who have been employees or officers of RMR LLC or who have been involved in our day to day activities for at least one year prior to his, her or their election as Directors.

Lead Independent Director

We have a Lead Independent Director who is selected annually by the vote of a majority of our Independent Directors. Currently, Ms. Gilmore serves as our Lead Independent Director. Our Lead Independent Director has well-defined, substantive responsibilities that include:

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  presiding at all meetings of our Board at which the Chair or a Managing Director is not present;

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  presiding at all meetings and executive sessions of the Independent Directors;

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  having the authority to call meetings of the Independent Directors or executive sessions of the Independent Directors;

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  serving as the principal liaison between the Independent Directors and the senior management team;

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  arranging, together with the Chair of our Board, for appropriate information (including quality and quantity) to be timely provided to our Board and the Independent Directors;

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  assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, RMR LLC;

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  assisting with setting Board meeting agendas and arranging meeting schedules, including to ensure that there is sufficient time for discussion of all agenda items;

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  considering suggestions for meeting agenda items from other Independent Directors;

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  authorizing the retention of advisors and consultants who report directly to the Independent Directors when appropriate; and

  •
  if requested, and in coordination with the Chair of our Board and our management, being reasonably available for consultation and direct communication with stockholders.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our stockholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

We have also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our and our subsidiaries' directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, trustees, officers and employees to ensure compliance with applicable laws and regulations.

Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are each comprised entirely of Independent Directors under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    7

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Directors, individually or as a group. To access these documents on our website, visit www.ta-petro.com.

Prohibition on Hedging

Our Insider Trading Policies and Procedures expressly prohibit members of our Board and our officers from engaging in hedging transactions involving our securities and those of RMR Inc. or any other public company to which RMR LLC or its affiliates provide management services.

Nominations for Directors

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to our Board nominees for election at each annual meeting of stockholders. Our Nominating and Governance Committee may consider candidates suggested by our Directors, officers or stockholders or by others. Stockholders who would like to recommend a Director nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o TravelCenters of America Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ta-petro.com. Any such recommendation should include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the stockholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Communications with Our Board

Our Board has established a process to facilitate communication by stockholders and other stakeholders with our Directors. Communications should be addressed to Directors in care of the Secretary, TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ta-petro.com.

Sustainability

We understand the importance of leading a sustainable business and regularly consider ways to improve our internal culture and the communities in which we operate. Our environmental sustainability and community engagement strategies focus on a complementary set of objectives, including the following:

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  Embrace Our Communities: We seek to be a responsible corporate citizen and to strengthen the communities in which we own or operate travel centers. We regularly encourage our employees to engage in a variety of charitable and community programs, including participation in an annual nationwide fundraising effort benefiting the St. Christopher Truckers Relief Fund. We were the first company to launch a nationwide product promotion to bring attention to the work of Truckers Against Trafficking.

  •
  Environmental Stewardship: We support environmental practices that reduce the impact we have on our planet. We believe this is important to all our stakeholders including investors, regulatory agencies, local communities, and employees. We seek to improve the environmental footprint of our travel centers, including by reducing energy consumption and water usage at our travel centers, especially when doing so may reduce operating costs and improve our travel centers' competitive positions.

8    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

  •
  Diversity: We value a diversity of backgrounds, experience and perspectives. Our Board is comprised of more than 40% women and 29% of our directors are from underrepresented communities. We are also a proud supporter of The Women in Trucking Association, a non-profit organization with the mission to encourage the employment of women in the trucking industry, promote their accomplishments and minimize obstacles faced by women in the trucking industry.

Stockholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2022 Annual Meeting of Stockholders: Stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received at our principal executive office on or before December 7, 2021 in order to be eligible to be included in the proxy statement for the 2022 annual meeting of stockholders; provided, that, if the date of the 2022 annual meeting of stockholders is more than 30 days before or after June 10, 2022, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Other Proposals for the 2022 Annual Meeting of Stockholders Under our Bylaws: To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2022 annual meeting must be received by our Secretary at our principal executive office, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern time, on December 7, 2021 and not earlier than November 7, 2021; provided, that, if the date of the 2022 annual meeting of stockholders is more than 30 days earlier or later than June 10, 2022, then a stockholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2022 annual meeting of stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2022 annual meeting of stockholders is first made by us. Stockholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Charter and Bylaws, which include, among other things, requirements as to the stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for stockholders to submit a nomination for election to our Board or proposal of other business for consideration at an annual meeting of stockholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for stockholder nominations and other stockholder proposals, may be obtained by writing to our Secretary at TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any stockholder considering making a nomination or proposal should carefully review and comply with those provisions.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    9

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Adam D. Portnoy for election as a Managing Director and Barbara D. Gilmore and Elena B. Poptodorova for election as Independent Directors. Mr. Portnoy, Ms. Gilmore and Ms. Poptodorova currently serve on our Board. If elected, each of Mr. Portnoy, Ms. Gilmore and Ms. Poptodorova would serve until our 2024 annual meeting of stockholders and until his, her or their successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect that each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.

A plurality of all the votes cast is required to elect a Director at our 2021 Annual Meeting.

The names, principal occupations and certain other information regarding the Director nominees, as well as a summary of the key experiences, qualifications, attributes, skills and backgrounds that led our Nominating and Governance Committee and our Board to conclude that such persons are currently qualified to serve as Directors, are set forth on the following pages.

Our Board of Directors recommends a vote "FOR" the election of all Director nominees.

10    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

Directors and Director Nominees to be Elected at our 2021 Annual Meeting

Barbara D. Gilmore Age: 70 Independent Director since 2007 Lead Independent Director since 2019 Class/Term: Class II with a term expiring at our 2021 Annual Meeting	Board Committees: • Audit • Compensation (Chair) • Nominating and Governance	Other RMR Managed Public Company Boards(1):

•

Five Star Senior Living Inc. (since 2004)

•

Office Properties Income Trust (since 2009)

•

RMR Mortgage Trust (formerly known as RMR Real Estate Income Fund) (since 2020)

Other Non-RMR Managed Public Company Boards: None

Ms. Gilmore served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.	Specific Qualifications, Attributes, Skills and Experience:

•

Professional skills and experience in legal and business finance matters;

•

Experience in public policy matters;

•

Experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

Insights gained and understanding of government practices through government service;

•

Work on public company boards and board committees;

•

Institutional knowledge earned through prior service on our Board;

•

Identifies as Caucasian and as female; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

(1)
In addition to our Company, RMR LLC or its subsidiaries currently provide management services to seven other public companies, including the following six public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC) Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI), Service Properties Trust (Nasdaq: SVC), Tremont Mortgage Trust (Nasdaq: TRMT) and RMR Mortgage Trust (Nasdaq: RMRM). For these companies with no employees, RMR LLC or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable business management agreements. RMR LLC also provides business management services to one other public operating company, Five Star Senior Living Inc. (Nasdaq: FVE), which has its own employees but some members of the senior leadership of this company are also RMR LLC employees.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    11

Elena B. Poptodorova Age: 69 Independent Director since 2020 Class/Term: Class II with a term expiring at our 2021 Annual Meeting	Board Committees: • Audit • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1): • Office Properties Income Trust (since 2017) Other Non-RMR Managed Public Company Boards: None

Ms. Poptodorova has served as vice president and director for Euro-Atlantic affairs of the Atlantic Club of Bulgaria since April 2017, as vice president of the Atlantic Treaty Association since December 2017, and as a board member of the U.S.—Bulgarian Chamber in America since February 2020. Ms. Poptodorova served as director of the Shapiro-Silverberg AJC Central Europe Office from October 2016 until February 2017. Ms. Poptodorova was the ambassador extraordinary and plenipotentiary of the Republic of Bulgaria to the United States from 2010 to 2016 and from 2002 to 2008. During this time, she facilitated foreign investments in Bulgaria's information technology sector and assisted the development of transatlantic business association to support investment ventures. From 2009 to 2010, Ms. Poptodorova was the director of the Security Policy Directorate at the Ministry of Foreign Affairs and from 2008 to 2009 she served as the ambassador-at-large for the Black Sea Region. From 2001 to 2002, Ms. Poptodorova served as a spokesperson of the Ministry of Foreign Affairs and director of the Human Rights and International Humanitarian Organizations Directorate. Ms. Poptodorova was a member of the Bulgarian Parliament from 1990-2001, where she served on a variety of committees, including the national security, human rights, media and agriculture committees. During her service as a member of the Bulgarian Parliament, Ms. Poptodorova worked extensively on communal property and industrial property matters with the local government of her electoral district. In addition to her extensive government service, Ms. Poptodorova is a current member of the board of directors of the American Foundation for Bulgaria and the Institute for Cultural Diplomacy in Germany, and she was previously a member of the board of directors of the European Institute, the Executive Council on Diplomacy, the Women's Foreign Policy Group and American University in Bulgaria.	Specific Qualifications, Attributes, Skills and Experience:

•

Executive experience and demonstrated leadership ability as a former diplomat;

•

Insights gained and understanding of government practices through government service;

•

Experience in communal property and industrial property matters;

•

Experience in public policy matters;

•

Service on the boards of several private and charitable organizations;

•

Identifies as Caucasian and as female;

•

Bulgarian national; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws

12    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

Adam D. Portnoy Age: 50 Managing Director since 2018 Chair of our Board since 2019 Class/Term: Class II with a term expiring at our 2021 Annual Meeting	Board Committees: None	Other RMR Managed Public Company Boards(1):

•

Service Properties Trust (since 2007)

•

Diversified Healthcare Trust (since 2007)

•

Office Properties Income Trust (since 2009)

•

RMR Mortgage Trust (formerly known as RMR Real Estate Income Fund) (since 2009)

•

The RMR Group Inc. (since 2015)

•

Industrial Logistics Properties Trust (since 2017)

•

Tremont Mortgage Trust (since 2017)

•

Five Star Senior Living Inc. (since 2018)

Other Non-RMR Managed Public Company Boards: None

Mr. Portnoy has been president and chief executive officer of RMR Inc. since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is the sole trustee and controlling shareholder and an officer of ABP Trust. Mr. Portnoy is a director and controlling shareholder of Sonesta Holdco Corporation. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy served as a director of RMR Advisors LLC from 2007 to 2021 when it merged with Tremont Realty Advisors LLC and served as its president from 2007 to 2017 and its chief executive officer from 2015 to 2017. Mr. Portnoy served as president and chief executive officer of RMR Mortgage Trust from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and as chair of the board of directors of the Pioneer Institute and as a member AJC New England's Leadership Board, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.	Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the asset management and commercial real estate industries and REITs;

•

Key leadership position with RMR LLC and demonstrated key management ability;

•

Knowledge of our businesses and industries;

•

Public company trustee and director service;

•

Experience in investment banking and private equity;

•

Experience in starting a telecommunications company and serving as its senior executive;

•

Institutional knowledge earned through prior service on our Board and in leadership positions with RMR LLC;

•

Identifies as Caucasian and as male; and

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, his service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy's extensive familiarity with our day to day business provides valuable insight for our Board.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    13

Lisa Harris Jones Age: 53 Independent Director since 2013 Class/Term: Class III with a term expiring at our 2022 annual meeting of stockholders	Board Committees: • Audit • Compensation • Nominating and Governance (Chair) • Gaming Compliance Committee (Board Liaison)	Other RMR Managed Public Company Boards(1): • Diversified Healthcare Trust (since 2015) • Industrial Logistics Properties Trust (since 2018) Other Non-RMR Managed Public Company Boards: None

Ms. Harris Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Harris Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris Jones & Malone, LLC, Ms. Harris Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Harris Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.	Specific Qualifications, Attributes, Skills and Experience:

•

Professional skills and experience in legal and business finance matters;

•

Experience in public policy matters;

•

Experience in real estate matters;

•

Demonstrated leadership capability as an entrepreneur and founding member of a law firm;

•

Work on public company boards and board committees;

•

Institutional knowledge earned through prior service on our Board;

•

Identifies as African American and as female; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Rajan C. Penkar Age: 65 Independent Director since 2020 Class/Term: Class III with a term expiring at our 2022 annual meeting of stockholders	Board Committees: • Audit • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: • U.S. Concrete, Inc. (since 2020) • USA Truck Inc. (since 2021)

Mr. Penkar has served as president and founder of Supply Chain Advisory Services, LLC, which provides e-commerce and omni-channel supply chain design and optimization services to retailers, since 2014. From 2011 to 2014, Mr. Penkar served as senior vice president and president, supply chain for Sears Holding Corporation, an integrated retailer. In this position, Mr. Penkar was accountable for all aspects of the supply chain including global sourcing, retail and e-commerce distribution and fulfillment, global transportation, inventory management, and inside-the-home delivery and installation of appliances and big-ticket merchandise. Before joining Sears Holding Corporation, Mr. Penkar held various positions of increasing responsibility with United Parcel Service, Inc., or UPS, from 1987 to 2011, most recently serving as president, UPS Customer Solutions.	Specific Qualifications, Attributes, Skills and Experience:

•

Experience in and knowledge of supply chain, distribution, fulfillment and inventory management;

•

Demonstrated leadership and management abilities;

•

Work on public company boards and board committees;

•

Patent and intellectual property knowledge, experience and skills;

•

Identifies as South Asian and as male; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

14    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

Joseph L. Morea Age: 66 Independent Director since 2015 Class/Term: Class I with a Term expiring at our 2023 annual meeting of stockholders	Board Committees: • Audit (Chair) • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1):

•

Tremont Mortgage Trust (since 2017)

•

Industrial Logistics Properties Trust (since 2018)

Other Non-RMR Managed Public Company Boards:

•

First Eagle Senior Loan Fund (since 2013)

•

Portman Ridge Finance Corporation (since 2020)

Mr. Morea served as a director of Garrison Capital Inc. from 2015 to 2020, until it was acquired by Portman Ridge Finance Corporation, as a director of Eagle Growth & Income Opportunities Fund from 2015 to 2020 and as a trustee of RMR Mortgage Trust from 2016 to May 2020. Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant.	Specific Qualifications, Attributes, Skills and Experience:

•

Experience in and knowledge of the investment banking industry and public capital markets;

•

Demonstrated leadership and management abilities;

•

Experience in capital raising and strategic business transactions;

•

Experience as a public company trustee and director and board committee member;

•

Professional training, skills and expertise in, among other things, finance matters;

•

Identifies as Caucasian and as male; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws

Jonathan M. Pertchik Age: 54 Managing Director since 2019 Chief Executive Officer since 2019 Class/Term: Class I with a term expiring at our 2023 annual meeting of stockholders	Board Committees: None	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Mr. Pertchik has been an executive vice president of RMR LLC since 2019. Prior to joining our Company, Mr. Pertchik served as the chief executive officer of InTown Suites, Inc., a leading provider of economy, extended stay living, from July 2014 to April 2019. From February 2013 to June 2014, Mr. Pertchik served as the chief executive officer of ST Residential, LLC, an owner and manager of luxury condominiums, apartment projects, hotels, and office and retail spaces, where he had previously served as chief operating officer from March 2010 to February 2013. Prior to joining ST Residential, Mr. Pertchik held various executive management positions at WCI Communities, a luxury homebuilder and developer from 2007 to January 2010, and had been a senior vice president and managing principal at The Staubach Company, a leading national real estate tenant representative, from 1999 to 2006. Additionally, Mr. Pertchik served as a member of the board of directors of AV Homes, Inc., a publicly-traded homebuilder, from July 2014 until its sale in October 2018, and has served as a member of the board of directors of Lenkbar, Inc., a private inventor, designer, engineer and manufacturer of medical device products since December 2014.	Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, real estate matters;

•

Demonstrated leadership and management ability;

•

Experience in capital raising and strategic business transactions;

•

Experience as a public company director and board committee member;

•

Professional skills and experience in business finance matters;

•

Identifies as Caucasian and as male; and

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    15

Executive Officers

Our executive officers serve at the discretion of our Board. There are no family relationships among any of our Directors or executive officers.

Jonathan M. Pertchik Age: 54	Chief Executive Officer of our Company since 2019

Mr. Pertchik's background and qualifications are described above.

Barry A. Richards Age: 68	President of our Company since 2018

Mr. Richards served as our Executive Vice President from January 2010 through 2017. Previously, Mr. Richards served as our Chief Operating Officer from January 2018 until February 2020 and our Chief Senior Vice President, Food Operations from March 2008 through December 2009, Vice President, Restaurants from September 2007 through February 2008 and as a Regional Vice President from January 2007 through August 2007. Prior to that time, he held various operations management positions with our predecessor since 2000. Mr. Richards was also a senior vice president of RMR LLC from January 2018 until February 2020. Mr. Richards identifies as Caucasian and as male.

Peter J. Crage Age: 59	Executive Vice President, Chief Financial Officer and Treasurer of our Company since 2020

Mr. Crage has been a senior vice president of RMR LLC since 2020. From August 2017 through October 2018, he served as chief financial officer of Diamond Resorts, a $1 billion private equity-owned organization with 350 plus vacation destinations in 35 countries around the world. He also previously served as chief financial officer of SeaWorld Entertainment Inc. (NYSE: SEAS), a $1 billion theme park operator with 22,000 employees located across the U.S., and from August 2004 through June 2011 as executive vice president and chief financial officer of Cedar Fair Entertainment Company (NYSE: FUN), an owner and operator of amusement parks, water parks and hotels located in the U.S. and Canada. Mr. Crage identifies as Caucasian and as male.

Mark R. Young Age: 58	Executive Vice President and General Counsel of our Company since 2007

Mr. Young has been a senior vice president of RMR LLC since 2011. Previously, Mr. Young served as vice president of leasing and associate general counsel of RMR LLC from 2006 to 2007. Prior to that time, he served as assistant vice president and associate general counsel of RMR LLC since 2001. Prior to 2001, Mr. Young held various positions at CMGI, Inc., Staples, Inc., Wilmer, Cutler, Pickering, Hale and Dorr LLP and Sullivan & Worcester LLP. Mr. Young identifies as Caucasian, male and a member of the LGBTQ community.

16    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

BOARD COMMITTEES

Audit Committee

Members Joseph L. Morea (Chair) Barbara D. Gilmore Lisa Harris Jones Rajan C. Penkar Elena B. Poptodorova 8 meetings in the fiscal year ended December 31, 2020	Our Audit Committee is comprised solely of Independent Directors. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee also has final authority and responsibility for the appointment and assignment of duties to our Director of Internal Audit. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Morea is our Audit Committee's "financial expert."

Compensation Committee

Members Barbara D. Gilmore (Chair) Lisa Harris Jones Joseph L. Morea Rajan C. Penkar Elena B. Poptodorova 8 meetings in the fiscal year ended December 31, 2020	Our Compensation Committee is comprised solely of Independent Directors. Its primary responsibilities pertain to evaluating the performance and compensation of our business management services provider and of our executive officers and our Director of Internal Audit, annually reviewing our agreement with our business management services provider and approving equity compensation awards. Our Compensation Committee recommends to our Board the cash compensation payable to our Directors for Board and committee service and determines the compensation payable for service as our Lead Independent Director.

Nominating and Governance Committee

Members Lisa Harris Jones (Chair) Barbara D. Gilmore Joseph L. Morea Rajan C. Penkar Elena B. Poptodorova 2 meetings in the fiscal year ended December 31, 2020	Our Nominating and Governance Committee is comprised solely of Independent Directors. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of stockholders or when vacancies occur; to perform certain assessments of our Board and Board committees, including to assess the independence of Directors and Director nominees, and to develop and recommend to our Board governance principles for our Company. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    17

BOARD MEETINGS

In 2020, our Board held nine meetings. In 2020, each Director attended 75% or more of the aggregate of all meetings of our Board and the committees on which he or she served or that were held during the period in which the Director served as a Director or committee member. All of the Directors attended last year's annual meeting of stockholders. Our policy with respect to Board members' attendance at meetings of our Board and annual meetings of stockholders can be found in our Governance Guidelines, the full text of which appears at our website, www.ta-petro.com.

DIRECTOR COMPENSATION

Compensation of Directors

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Directors.

Under the currently effective Director compensation arrangements, each Independent Director receives an annual fee of $75,000 for services as a Director. The annual fee for any new Independent Director is prorated for the initial year. Each Independent Director who serves as a committee chair of our Audit Committee, Compensation Committee or Nominating and Governance Committee or as our liaison to our Gaming Compliance Committee also receives an additional annual fee of $22,500, $12,500, $12,500 and $12,500, respectively, and the Lead Independent Director also receives an additional annual cash retainer fee of $17,500 for serving in this role. Directors are reimbursed for travel expenses they incur in connection with their duties as Directors and for out of pocket costs they incur in connection with their attending certain continuing education programs, if any.

Each Independent Director and Managing Director also receives an award of Common Shares annually, which was 3,000 Common Shares in 2020. Managing Directors do not receive cash compensation for their services as Directors.

Director Share Ownership Guidelines

Our Board believes it is important to align the interests of Directors with those of our stockholders, and for Directors to hold equity ownership positions in our Company. Accordingly, each Director is expected to retain at least 10,000 Common Shares, whether vested or not, within five years following: (i) if elected by stockholders, the annual meeting of stockholders of our Company at which such Director was initially elected or, (ii) if appointed by our Board, the first annual meeting of stockholders of our Company following the initial appointment of such Director to our Board. Compliance with these ownership guidelines is measured annually. Any Director who is prohibited by law or by applicable regulation of his, her or their employer from owning equity in our Company is exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Director on whom this requirement could impose a financial hardship.

As of March 24, 2021, all Directors have met or, within the applicable period, are expected to meet, these share ownership guidelines.

18    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

Fiscal Year 2020 Director Compensation

The following table details the total compensation of the Directors for the fiscal year ended December 31, 2020 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Barbara D. Gilmore	105,000	33,300	—	138,300
Lisa Harris Jones	100,000	33,300	—	133,300
Joseph L. Morea	97,500	33,300	—	130,800
Rajan C. Penkar	93,750	80,940	—	174,690
Jonathan M. Pertchik(3)	—	33,300	—	33,300
Elena B. Poptodorova	93,750	80,940	—	174,690
Adam D. Portnoy(3)	—	33,300	—	33,300

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2020, consisting of a $75,000 annual cash fee and, for each of Ms. Gilmore, Ms. Harris Jones and Mr. Morea, an additional $12,500, $12,500 and $22,500, respectively, for service as a committee chair in 2020. In addition, Ms. Harris Jones earned $12,500 for her service as our Board's liaison to the Gaming Compliance Committee in 2020. Ms. Gilmore also earned $17,500 in her role as Lead Independent Director in 2020. Ms. Poptodorova and Mr. Penkar were elected to the Board in February 2020 and received pro-rated cash fees for their service on the Board during 2020.

(2)
With respect to each Director, equals 3,000 Common Shares multiplied by the closing price of such shares on May 21, 2020 and includes an additional 3,000 Common Shares awarded to each of Ms. Poptodorova and Mr. Penkar in connection with their election to our Board multiplied by the closing price of such shares on February 24, 2020. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards are fully vested on the award date.

(3)
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. Pertchik for his service as our Chief Executive Officer is not included here and is described below under "Executive Compensation."

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    19

OWNERSHIP OF OUR EQUITY SECURITIES

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Director and Director nominee, each of our named executive officers and our Directors, Director nominees, named executive officers and other executive officers as a group, all as of March 24, 2021. Unless otherwise noted, to our knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o TravelCenters of America Inc. 24601 Center Ridge Road, Westlake, Ohio 44145.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Adam D. Portnoy	655,506	4.5%	Includes 621,853 Common Shares owned by RMR LLC. Mr. Portnoy, ABP Trust and RMR Inc. may be deemed to beneficially own, and share voting and investment power over, the Common Shares owned by RMR LLC. RMR LLC is the majority owned subsidiary of RMR Inc. and Mr. Portnoy is the controlling shareholder of RMR Inc. through ABP Trust. Mr. Portnoy holds shares of beneficial interests in and is the sole trustee of, ABP Trust. Mr. Portnoy is also the president and chief executive officer of RMR LLC and RMR Inc. and a director of RMR Inc.

As set forth in the below table, SVC beneficially owns 1,184,797 Common Shares. Adam Portnoy is a managing trustee of SVC and SVC is managed by RMR LLC. Mr. Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by SVC without the authorization of the board of trustees of SVC, which is comprised of seven trustees. As a result, Mr. Portnoy has determined that he does not beneficially own the Common Shares owned by SVC and therefore the Common Shares owned by SVC are not referenced as beneficially owned by him in this table.

Jonathan M. Pertchik	113,000	Less than 1%
Barry A. Richards	73,163	Less than 1%	Includes 26,770 Common Shares jointly owned.
Mark R. Young	65,379	Less than 1%
Barbara D. Gilmore	27,900	Less than 1%	Includes 4,000 Common Shares owned by Ms. Gilmore's husband.
Joseph L. Morea	16,400	Less than 1%
Lisa Harris Jones	15,900	Less than 1%
Rajan C. Penkar	6,000	Less than 1%
Elena B. Poptodorova	5,100	Less than 1%

All Directors, named executive officers and other executive officers as a group (10 persons)	1,007,082	6.9%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on 14,568,693 Common Shares outstanding as of the record date, March 24, 2021.

20    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

Principal Stockholders

Set forth in the table below is information about the number of Common Shares held by persons we know to be the beneficial owners of more than 5.0% of the outstanding Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Nantahala Capital Management, LLC ("Nantahala") 130 Main Street, 2nd Floor New Canaan, CT 06840	1,291,003	8.9%	Based on a Schedule 13G filed with the SEC on February 16, 2021, by Nantahala, Nantahala beneficially owns 1,291,003 Common Shares and has shared voting and dispositive power over 1,291,003 Common Shares.

Service Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	1,184,797	8.1%	Based on a Schedule 13G/A filed with the SEC on January 19, 2021, by SVC, SVC beneficially owns and has sole voting and dispositive power over 1,184,797 Common Shares.

*
Beneficial ownership is shown as of December 31, 2020.

**
Our Charter and Bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 5.0% of any class of our equity shares. Additionally, the terms of our leases with SVC, our agreement with RMR LLC and our credit agreement contain provisions whereby our rights under these agreements may be cancelled upon the acquisition by any person or group of more than 9.8% of our voting stock or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, stockholders causing the default may become liable to the Company or to other stockholders for damages. The ownership limitation in our Charter and Bylaws helps facilitate our compliance with our contractual obligations with SVC to not take actions that may conflict with SVC's status as a REIT under the Code and is intended to help us preserve the tax treatment of our net operating losses and other tax benefits. Our governing documents generally provide that transfers of our shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of our outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of our shares, and for transferees that would otherwise become owners of 5% or more of our shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. Nantahala and SVC, however, are each an Excepted Holder, as defined in our Charter, and therefore are not subject to the ownership limits in our governing documents, subject to certain limitations.

The percentages indicated are based on 14,568,693 Common Shares outstanding as of the record date, March 24, 2021.

DELINQUENT SECTION 16(A) REPORTS

Peter Crage, our Executive Vice President, Chief Financial Officer and Treasurer, did not timely file a Form 4 with respect to his disposition of 871 Common Shares on March 2, 2020 for payment of a tax liability by withholding Common Shares. The Form 4/A was filed on April 15, 2020. Adam Portnoy, the Chair of our Board and a Managing Director, did not timely file a Form 4 with respect to the purchase by RMR LLC of 218,577 Common Shares in our public equity offering on July 6, 2020. The Form 4 was filed on September 23, 2020.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation we paid to our Chief Executive Officer, President, and Executive Vice President and General Counsel who were serving as such officers as of December 31, 2020 or our "named executive officers." The compensation information for the persons included in the compensation tables are for services rendered to us and our subsidiaries and does not include information regarding any compensation received by such persons for services rendered to RMR LLC. All applicable amounts have been adjusted to give effect to the one-for-five reverse stock split affected on our Common Shares as of August 1, 2019. Please see the "Certain Related Person Transactions" section for further information regarding compensation received by the named executive officers. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2020, and its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Jonathan M. Pertchik(3)	2020	300,000	1,600,000	1,690,300	150,575	3,740,875
Chief Executive Officer	2019	12,500	—	586,180	—	598,680
Barry A. Richards	2020	300,000	600,000	497,100	3,810	1,400,910
President	2019	300,000	600,000	218,640	3,810	1,122,450
Mark R. Young	2020	300,000	600,000	497,100	1,290	1,398,390
Executive Vice President and	2019	300,000	575,000	163,980	1,290	1,040,270
General Counsel

(1)
Represents the grant date fair value of Common Share awards in 2020 and 2019, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. The values listed in this column for Mr. Pertchik for 2019 include the value of 50,000 Common Shares we awarded to him in connection with his election as Chief Executive Officer and, 3,000 Common Shares awarded to him in connection with his election as a Managing Director, effective December 16, 2019, and for 2020 include the value of 3,000 Common Shares awarded to him for services as a Managing Director and 50,000 shares awarded to him in connection with his services as Chief Executive Officer.

(2)
The amounts listed in this column represent the portion of executive officer life insurance premiums that we paid and also include $150,000 for relocation expenses for Mr. Pertchik in 2020.

(3)
Our Board elected Mr. Pertchik as a Managing Director and Chief Executive Officer, effective December 16, 2019.

2020 Outstanding Equity Awards at Fiscal Year End

Share awards made by us to our Chief Executive Officer, to our President and to our Executive Vice President and General Counsel in 2020 provide that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date. In the event a recipient who has been granted a Common Share award ceases continuing to render significant services as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or that is affiliated with RMR LLC during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested Common Shares awarded under the TravelCenters of America Inc. Second Amended and Restated 2016 Equity Compensation Plan, as amended (the "2016 Equity Compensation Plan"), or under any prior equity compensation plans receive distributions that we make, if any, on our Common Shares on the same terms as other holders of the Common Shares.

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The following table shows the total Common Shares awarded by us to our named executive officers in their capacity as our officers that were unvested as of December 31, 2020.

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Jonathan M. Pertchik	2020	40,000	1,304,000
	2019	30,000	978,000
Barry A. Richards	2020	12,000	391,200
	2019	14,400	469,440
	2018	6,400	208,640
	2017	2,400	78,240
Mark R. Young	2020	12,000	391,200
	2019	10,800	352,080
	2018	4,800	156,480
	2017	2,400	78,240

(1)
Unless noted otherwise, Common Share awards granted by us to our executive officers provide that one fifth of each award vests on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. The Common Shares granted in 2020, 2019, 2018 and 2017 were granted on December 2, 2020, December 4, 2019, November 28, 2018 and November 29, 2017, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2020.

Potential Payments upon Termination or Change in Control

The 2016 Equity Compensation Plan and the form of share award agreement for awards made to our named executive officers provide for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2020.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2020 ($)(1)

Jonathan M. Pertchik	70,000	2,282,000
Barry A. Richards	35,200	1,147,520
Mark R. Young	30,000	978,000

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2020.

Although we have no formal policy, plan or arrangement for payments to employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2016 Equity Compensation Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

For a discussion of the consequences of a Change in Control or Termination Event under our business management agreement with RMR LLC, see the "Certain Related Person Transactions" section.

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PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking a non-binding advisory vote from our stockholders to approve the compensation of our named executive officers as described in the "Executive Compensation" section beginning on page 22.

Our Board recommends that stockholders vote "FOR" the following resolution:

  RESOLVED: That the stockholders of the Company approve, on a non-binding, advisory basis, the compensation paid by the Company to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, in this Proxy Statement.

Because your vote is advisory, it will not be binding upon our Board or Compensation Committee. However, our Board values stockholders' opinions and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of the advisory vote to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Directors recommends a vote "FOR" the advisory vote to approve executive compensation.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED 2016 EQUITY COMPENSATION PLAN

Stockholders are being asked to approve an amendment (the "Amendment") to the Second Amended and Restated 2016 Equity Compensation Plan (the "Second Amended and Restated 2016 Equity Compensation Plan"), to increase by 900,000 the total number of Common Shares available for grant under the plan.

The Second Amended and Restated 2016 Equity Compensation Plan was approved by stockholders at the 2020 Annual Meeting of Stockholders and prior to the approval of the Second Amended and Restated 2016 Equity Compensation Plan, the 2016 Equity Compensation Plan, as amended (the "Predecessor Plan") was in effect. The Second Amended and Restated 2016 Equity Compensation Plan currently provides that an aggregate of 1,285,000 Common Shares are available for grant under the plan pursuant to grants of options to acquire Common Shares ("Options"), Common Shares subject to restrictions ("Restricted Shares") and other rights to receive compensation consisting of or determined by the value of the Common Shares ("Other Rights"). As of March 24, 2021, 264,587 Common Shares of such 1,285,000 aggregate Common Shares were available for grants of future awards pursuant to the Second Amended and Restated 2016 Equity Compensation Plan, and there were 338,017 unvested Restricted Shares outstanding, which remain subject to possible forfeiture to, or repurchase for nominal consideration by, us as provided in the applicable restricted share award agreement.

Our Board believes that equity and equity-based compensation is an important component of our compensation program and assists us in attracting, motivating and retaining talented Directors, officers, employees and other service providers. The Second Amended and Restated 2016 Equity Compensation Plan is the only plan we have to provide equity and equity-based incentive compensation to eligible individuals, and a limited number of Common Shares remain available for future award under it. The Board believes that increasing the number of Common Shares that are available for awards under the Second Amended and Restated 2016 Equity Compensation Plan will better position us to attract, motivate and retain talented Directors, officers, employees and other individuals (whether or not employees) who render services to us by providing opportunities for them to participate in our ownership and future growth. Accordingly, our Board has approved the Amendment to the Second Amended and Restated 2016 Equity Compensation Plan, subject to stockholder approval as requested in this Proposal 3, to increase the total number of Common Shares available for grant under the Second Amended and Restated 2016 Equity Compensation Plan from 1,285,000 to 2,185,000.

Key factors considered by the Board in adopting this amendment to the 2016 Equity Compensation Plan and recommending it for stockholder approval include:

•
The Company believes that the number of Common Shares available for issuance under the Second Amended and Restated 2016 Equity Compensation Plan, as amended by the proposed amendment, is necessary to allow us to continue the Company's equity compensation program for up to the next five years based on current expectations. As noted above, as of March 24, 2021, only 264,587 Common Shares remained available for future awards under the Second Amended and Restated 2016 Equity Compensation Plan.

•
The Second Amended and Restated 2016 Equity Compensation Plan contains a number of plan provisions favored by stockholders, including:

  •
  A requirement that an independent plan administrator (consisting solely of our Compensation Committee or another committee of independent Board members) administer the plan;

  •
  a prohibition on the re-pricing of stock options and stock appreciation rights;

  •
  a prohibition on "liberal share counting" (generally prohibiting the re-grant under the plan of shares tendered or withheld in satisfaction of exercise price and tax withholding obligations);

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    •
    a prohibition on receipt of dividends on unvested performance awards;

    •
    a "clawback" provision that allows us, in certain circumstances, to reduce or reclaim awards in the event of a material restatement of our financial statements; and

    •
    the ability of our Compensation Committee to impose mandatory post-vesting holding periods on shares acquired pursuant to awards issued under the plan.

For purposes of evaluating our equity compensation program, stockholders may wish to consider two key metrics: "historical burn rate" and "overhang."

Historical Burn Rate. Our historical burn rate is equal to the number of Common Shares subject to equity awards granted during a period, in proportion to our weighted average outstanding Common Shares. Our burn rate for the year ended December 31, 2020 was 2.32%, and our average annual burn rate for the three years ended December 31, 2020 was 2.69%.

Overhang. Our overhang is the number of outstanding Common Shares that are subject to vesting requirements at year end plus the number of Common Shares available for future grants of equity awards in proportion to our Common Shares outstanding at year end excluding the unvested Restricted Shares. As of the year ended December 31, 2020, our overhang was 7.38%.

Material Terms of the Second Amended and Restated 2016 Equity Compensation Plan (as proposed to be amended)

A copy of the Second Amended and Restated 2016 Equity Compensation Plan, which reflects the proposed amendment, is set forth as Annex A to this Proxy Statement. All references to the Second Amended and Restated 2016 Equity Compensation Plan hereafter are to the Second Amended and Restated 2016 Equity Compensation Plan as it would be amended by the Amendment, unless otherwise indicated. The material features of the Second Amended and Restated 2016 Equity Compensation Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement of the terms of the Second Amended and Restated 2016 Equity Compensation Plan. Accordingly, this summary is qualified in its entirety by reference to Annex A.

Administration; Purpose

A committee of our Board comprised of independent Board members (such as our Compensation Committee) or our Board administers the Second Amended and Restated 2016 Equity Compensation Plan. Accordingly, descriptions below of determinations and actions of our Compensation Committee with respect to the Second Amended and Restated 2016 Equity Compensation Plan may be made by our Board, or another Board committee, as well. The purpose of the Second Amended and Restated 2016 Equity Compensation Plan is to encourage employees, officers, Directors and other individuals (whether or not employees) who render services to us or our subsidiaries to continue their association with the Company by providing opportunities for them to participate in the ownership and future growth of the Company through the granting of equity and equity-based awards. Our Compensation Committee or our Board has the authority to waive vesting requirements in whole or in part in its discretion in connection with a termination of employment.

Available Shares; Proposed Amendment

The Second Amended and Restated 2016 Equity Compensation Plan provides that a total of 2,185,000 Common Shares are available for awards under the plan, which amount includes the 1,285,000 Common Shares previously available under the plan and the additional 900,000 Common Shares proposed to be added by the amendment.

Awards of Options, Restricted Shares and Other Rights (including Share Appreciation Rights ("SARs") and unrestricted shares) may be issued pursuant to the Second Amended and Restated 2016 Equity Compensation Plan.

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Restricted Shares that fail to vest, shares subject to an Option that is not fully exercised prior to its expiration or other termination and shares subject to Other Rights that are not delivered pursuant to such award shall again become available for grant under the terms of the plan. Common Shares tendered or retained by us as full or partial payment of the exercise price of an award or to satisfy tax withholding obligations are not available for re-grant under the plan, nor are shares subject to outstanding awards under the TravelCenters of America LLC 2007 Equity Compensation Plan which are later forfeited. The maximum number of Common Shares subject to Options that may be granted to any individual in the aggregate in any calendar year may not exceed 100,000 Common Shares. On April 5, 2021, the last reported sale price of the Common Shares on the Nasdaq was $27.96.

Term

The Second Amended and Restated 2016 Equity Compensation Plan is scheduled to expire on June 10, 2031, unless earlier terminated by our Board.

Eligibility

Employees, officers, Directors and other individuals who render services in connection with the management, operation or development of the Company or a subsidiary and who have contributed or may be expected to contribute to the Company's or a subsidiary's success are eligible to receive awards of Options, Restricted Shares and Other Rights. As of March 24, 2021, the Company had four executive officers and six non-employee Directors and the Company and its subsidiaries together had approximately 18,700 other employees and service providers who would be eligible for awards under the Second Amended and Restated 2016 Equity Compensation Plan. During 2020, 176 eligible Directors, executive officers, other employees and service providers received awards under the Second Amended and Restated 2016 Equity Compensation Plan.

Amending the Second Amended and Restated 2016 Equity Compensation Plan

Our Board may at any time amend the Second Amended and Restated 2016 Equity Compensation Plan; provided, however, that without stockholder approval there shall be no: (i) change in the number of Common Shares that may be issued under the Second Amended and Restated 2016 Equity Compensation Plan, except for equitable or other adjustments as provided by the terms of the plan; (ii) change in the class of persons eligible to receive Options, Restricted Shares or Other Rights; or (iii) other change in the Second Amended and Restated 2016 Equity Compensation Plan that requires stockholder approval under applicable law. No amendment to the Second Amended and Restated 2016 Equity Compensation Plan shall adversely affect outstanding Options, Restricted Shares or Other Rights without the consent of the holder of the award. The Second Amended and Restated 2016 Equity Compensation Plan may be terminated at any time by action of our Board, but any such termination will not terminate any Option, Restricted Share grants or Other Rights then outstanding without the consent of the award holder.

Options

Options issued under the Second Amended and Restated 2016 Equity Compensation Plan will be evidenced by a written Share Option Agreement that shall specify the number of Common Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an incentive stock option (an option eligible for special tax treatment, as further described below and referred to herein as an "ISO"), or a nonqualified stock option (any Option that is not an ISO, hereinafter, an "NSO") and such other terms and conditions as our Compensation Committee shall approve. ISOs may be granted only to individuals who are employees of the Company or a subsidiary that is a corporation.

With the exception of certain awards of ISOs, each Option expires not more than ten years from its date of grant. The exercise price of each Option shall be at least 100% of the fair market value of the Common Shares on the date of grant; except that the price with respect to an ISO granted to an employee who at the time of grant owns shares representing more than 10% of the voting power of all classes of the Company's or any of its subsidiaries' shares shall be at least 110% of the fair market value of the

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Common Shares on the date of grant (such ISOs also have a maximum term of five years). Under the plan, Options may not be repriced without the approval of our stockholders.

To the extent that it has become exercisable under the terms of an Option agreement, an Option may generally be exercised by payment of the exercise price in cash or check payable to the Company or, if the agreement so provides, other payment, including in whole or in part in certain Common Shares already owned by the participant. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that our Compensation Committee in its discretion may provide in the Option agreement. An Option generally will cease to be exercisable upon the expiration of 90 days following the termination of the participant's employment with, or the participant's other provision of services to, the Company or a subsidiary. Proceeds from the sale of Common Shares pursuant to Options shall constitute the Company's general funds.

Options generally are not transferable by the participant otherwise than by will or under the laws of descent and distribution and shall be exercisable during the participant's lifetime only by such participant, except as otherwise provided by our Compensation Committee in an Option agreement for an NSO. A participant shall have no rights as a stockholder with respect to any Common Shares subject to an Option until a share certificate or other evidence of legal and beneficial ownership is issued to him or her.

Restricted Shares

Our Compensation Committee may grant Restricted Shares in respect of such number of Common Shares, and subject to such terms or conditions as it shall determine and specify in a Restricted Share Agreement.

A holder of Restricted Shares generally shall have all of the rights of one of our stockholders, including the right to vote the shares and the right to receive any cash dividends on an unrestricted basis. Restricted Shares granted under the Second Amended and Restated 2016 Equity Compensation Plan are not transferrable prior to vesting. In addition, at the time of termination for any reason of a participant's employment or other service relationship with the Company or a subsidiary, we shall have the right, in the case of unvested Restricted Shares, to, among other things, cause the forfeiture of such shares or to purchase all or any of such shares at a price equal to the lower of (a) the price paid to us for such shares (if any) or (b) the fair market value of such shares at the time of repurchase.

SARs

Our Compensation Committee may grant SARs in respect of such number of Common Shares as it shall determine in its discretion and may grant SARs either separately or in connection with Options. SARs granted in connection with an Option may be exercised only to the extent of the surrender of the related Option; with the exercise of the related Option, the SAR shall terminate. Common Shares covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the 2016 Equity Compensation Plan. The terms and conditions of a SAR related to an Option shall be contained in the Option agreement, and the terms of a SAR not related to any Option shall be contained in a SAR agreement. Upon the exercise of a SAR, the participant will be entitled to receive from the Company an amount equal to the excess of the fair market value, on the exercise date, of the number of Common Shares as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR agreement. Any amount payable by the Company upon the exercise of a SAR shall be paid in the form of cash or other property (including Common Shares), as provided in the respective Option agreement or SAR agreement. SARs cannot be repriced without stockholder approval.

Other Rights

In addition to SARs, Other Rights granted under the plan shall be governed by the terms of the respective award agreement, if any. Other Rights may include share awards that are not subject to vesting, forfeiture or transfer restrictions.

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Equitable Adjustments

In the event that the outstanding Common Shares are changed for a different number or kind of shares or other securities of the Company by reason of a reorganization, recapitalization, share exchange, share split, combination of shares, a dividend payable in shares or other securities or a similar corporate event, a corresponding adjustment may be made by our Compensation Committee in the number and kind of shares or other securities covered by outstanding Options and Other Rights and for which Options and Other Rights may be granted under the Second Amended and Restated 2016 Equity Compensation Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the exercise price per share specified in each Share Option Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a "modification," as defined in Section 424 of the U.S. Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") (and so cause the Option to fail to constitute an ISO), without the consent of the holder.

If we merge or consolidate with a wholly-owned subsidiary for the purpose of re-incorporating while unexercised Options remain outstanding under the Second Amended and Restated 2016 Equity Compensation Plan, Option participants will be entitled to acquire shares of common stock of the re-incorporated company upon the same terms and conditions as were in effect immediately prior to such re-incorporation (unless such re-incorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Second Amended and Restated 2016 Equity Compensation Plan, unless otherwise rescinded by our Board, will remain the plan of the re-incorporated company.

Except as otherwise provided above, if we merge or consolidate with another corporation, whether or not it is the surviving entity, or if we are liquidated or sell or otherwise dispose of all or substantially all of our assets to another entity while unexercised Options remain outstanding under the Second Amended and Restated 2016 Equity Compensation Plan, or if other circumstances occur in which our Compensation Committee in its sole and absolute discretion deems it appropriate to act, our Compensation Committee has discretion to: (i) grant, upon exercise of the Option and in lieu of Common Shares, stock or other securities or property as the participant would have received had such participant exercised or vested in the Option immediately prior to the event; (ii) cancel all outstanding and unexercised Options; (iii) convert some or all Options into Options to purchase the stock or other securities of the surviving corporation; or (iv) assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options. Our Compensation Committee also has the discretion to make certain adjustments or take other action with respect to the treatment of Restricted Shares or Other Rights.

Change in Control

Awards under the Second Amended and Restated 2016 Equity Compensation Plan will become fully vested upon the occurrence of a Change in Control or a Termination Event, as those terms are defined in the plan.

Certain Vesting Guidelines; Holding Periods

Unless our Compensation Committee determines otherwise, if the vesting condition for any award made to a participant who is an employee of the Company, or one of its subsidiaries, is based solely upon continued employment for a period of time, the vesting period shall not be less than 36 months for the vesting of the entire award (ratable portions of such awards may vest periodically during such period including the grant date). In addition, unless our Compensation Committee determines otherwise, if the vesting condition for any award made to a participant who is not an employee of the Company, or one of its subsidiaries, is based solely upon continued service for a period of time, such vesting period shall not be less than 12 months for the vesting of the entire award (ratable portions of such awards may vest periodically during such period including the grant date). If the vesting of an award is based upon the attainment of performance criteria, the minimum performance period for such award shall be 12 months, unless the Compensation Committee determines otherwise. These minimum vesting guidelines will not apply to awards under the Plan to members of our Board in respect of Board service. Our Compensation

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Committee is also authorized to impose post-vesting holding periods on Common Shares acquired under the Second Amended and Restated 2016 Equity Compensation Plan and to accelerate vesting.

Forfeiture for Dishonesty, Violation of Agreements or Termination for Cause; Clawback

Our Compensation Committee may, subject to certain exceptions, terminate a participant's right to exercise an Option and cause him or her to forfeit all unexercised Options, all unvested Restricted Shares or all unvested Other Rights, and we shall have the right to cause the forfeiture of or repurchase all or any part of the Common Shares acquired by the participant upon any previous exercise of any Option or previous acquisition of Restricted Shares or Other Rights if our Compensation Committee determines that a participant has engaged in certain types of misconduct with respect to the Company or a subsidiary. The Second Amended and Restated 2016 Equity Compensation Plan also authorizes the "clawback" of incentive compensation in the event that the Company restates its financial statements due to material noncompliance with financial reporting requirements.

Second Amended and Restated 2016 Equity Compensation Plan Benefits

The future benefits or amounts that would be received under the Second Amended and Restated 2016 Equity Compensation Plan are discretionary and are therefore not determinable at this time. If the amendment to the Second Amended and Restated 2016 Equity Compensation Plan had been in effect in 2020, there would have been no change in the awards that were granted in 2020.

Certain Federal Income Tax Consequences in Respect of the Second Amended and Restated 2016 Equity Compensation Plan

The following is a summary of certain United States federal income tax consequences with respect to awards under the Second Amended and Restated 2016 Equity Compensation Plan. Participants should consult with their own tax advisors and should not rely upon this summary.

Nonqualified Share Options

A participant in the Second Amended and Restated 2016 Equity Compensation Plan will not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will generally recognize ordinary compensation income, subject to income tax and FICA (Social Security and Medicare) tax withholding, for federal income tax purposes in an amount equal to the excess of the fair market value of the Common Shares purchased over the exercise price. A participant's tax basis in the Common Shares received will be equal to the amount paid on exercise plus the ordinary compensation income recognized on the exercise of the NSO. The Company, as the recipient of the services rendered by the participant, will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary compensation income.

If Common Shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and participant's tax basis will be taxable as long term or short term capital gain or loss depending upon the length of time the Common Shares have been held.

Incentive Share Options

A participant in the Second Amended and Restated 2016 Equity Compensation Plan will not be taxed on grant of an ISO, nor taxed for regular federal income tax purposes on the timely exercise of an ISO. Exercise of an ISO will generally be timely if it is exercised while the participant is an employee of the Company (or a corporate affiliate) or within three months following termination of employment (one year in the case of a disabled participant). If an ISO remains exercisable outside the period described in the preceding sentence, the option will be treated as an NSO at exercise. See "Certain Federal Income Tax Consequences in Respect of the Second Amended and Restated 2016 Equity Compensation Plan—Nonqualified Share Options."

If Common Shares acquired pursuant to the timely exercise of an ISO are later disposed of, and the holding period requirements described in the next paragraph are satisfied, the participant will recognize

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long term capital gain or loss equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any tax deduction in connection with either the exercise of the ISO or the sale of such Common Shares by the participant.

If, however, Common Shares acquired pursuant to the exercise of an ISO are disposed of by the participant prior to the expiration of two years from the date of the ISO's grant or within one year from the date such Common Shares are transferred on exercise (a disqualifying disposition), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the Common Shares on the date the ISO is exercised or the amount realized on such disqualifying disposition; and (ii) as short term or long term capital gain (depending upon the length of time the Common Shares have been held) to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the Common Shares on the date which governs the determination of his or her ordinary income. Solely in the case of a disqualifying disposition, the Company will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary income.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by the Internal Revenue Code Section 55.

SARs

A participant in the Second Amended and Restated 2016 Equity Compensation Plan will recognize ordinary compensation income at such time as the value of a SAR is actually paid in cash or Common Shares. The amount of such income will be the amount of cash distributed or the fair market value on the date of exercise of any Common Shares distributed less any base value paid. A participant's tax basis in distributed Common Shares will be equal to the amount paid plus the ordinary compensation income recognized on the exercise of the SAR. Any gain or loss on the subsequent sale of the Common Shares over the tax basis of the Common Shares will be taxable as long term or short term capital gain or loss depending upon the length of time the Common Shares have been held. The Company will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary compensation income.

Share Awards

A participant in the Second Amended and Restated 2016 Equity Compensation Plan receiving an unrestricted Common Share award (or the unrestricted portion of a Restricted Share award) will be taxed as ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time of the award.

A participant generally will not be taxed upon the receipt of a Restricted Share award, but rather will recognize ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time the Common Shares are no longer subject to a substantial risk of forfeiture, as defined in the Internal Revenue Code. A participant may, however, elect under Internal Revenue Code Section 83(b) and not later than 30 days after the transfer of such Common Shares to the participant to recognize ordinary compensation income at the time the Restricted Shares are awarded in an amount equal to the fair market value at that time, notwithstanding the fact that such Common Shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional income will be recognized by such participant at the time the restrictions lapse. However, if Common Shares subject to a Section 83(b) election are later forfeited, no tax deduction is allowable to the participant for the forfeited Common Shares.

The full amount of dividends or other distributions of property made with respect to Restricted Shares before the lapse of any applicable restrictions will constitute ordinary compensation income, unless a Section 83(b) election has been made.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    31

The Company, as the recipient of the services rendered by the participant, will be entitled to a deduction at the same time as and in the same amount that the participant recognizes ordinary compensation income. If the participant makes a Section 83(b) election and later forfeits the Common Shares, the Company will be deemed to recognize ordinary income equal to the amount of the deduction previously allowed.

Share Usage

The annual share usage under the Second Amended and Restated 2016 Equity Compensation Plan and the Predecessor Plan for the last three calendar years was as follows:(1)

Year	Awards Granted (number of shares)	Weighted Average Shares Outstanding

2018	175,260	7,649,000
2019	270,575	7,783,000
2020	253,945	10,961,000

(1)
The number of shares in the table reflects the one-for-five reverse stock split affected on our Common Shares as of August 1, 2019.

Second Amended and Restated 2016 Equity Compensation Plan Information

We may grant Options and Common Shares (including Restricted Shares) from time to time under the Second Amended and Restated 2016 Equity Compensation Plan to our officers, Directors, employees and other individuals who render services to us or our subsidiaries. Upon stockholder approval of the amendment to the Second Amended and Restated 2016 Equity Compensation Plan, an aggregate of 2,185,000 Common Shares will be reserved for issuance under the Second Amended and Restated 2016 Equity Compensation Plan. In 2020, we issued 253,945 Common Shares to our Directors, officers, employees and others who provide services to us. The following table is as of December 31, 2020.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	None	None	262,058
Equity compensation plans not approved by security holders	None	None	None
Total	None	None	262,058

Other Information

Our Board believes that stockholder approval of the amendment to the Second Amended and Restated 2016 Equity Compensation Plan will better enable the Company to encourage its employees, officers, Directors and other individuals (whether or not employees) who render services to the Company or a subsidiary to continue their association with the Company by providing opportunities for them to participate in the ownership and future growth of the Company through the granting of Options, Restricted Shares and Other Rights. If the Amendment is not approved by stockholders, our Compensation Committee may continue to grant awards under the Second Amended and Restated 2016 Equity Compensation Plan in its current form until the earlier of such time as there are no longer any Common Shares that may be subject to awards or May 21, 2030, unless the Second Amended and Restated 2016 Equity Compensation Plan is earlier terminated by our Board.

Approval of the Amendment to the Second Amended and Restated 2016 Equity Compensation Plan requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Directors recommends a vote "FOR" the approval of the Amendment to the Second Amended and Restated 2016 Equity Compensation Plan.

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PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS

Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.

Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, the results of Public Company Accounting Oversight Board ("PCAOB") inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of our independent auditors' lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors.

Based on this evaluation, our Audit Committee has appointed RSM US LLP to serve as our independent auditors for the fiscal year ending December 31, 2021. RSM US LLP has served as our independent auditors since October 6, 2014, and is considered by management and our Audit Committee to be well qualified.

Our Audit Committee has determined to submit its selection of our independent auditors to our stockholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by RSM US LLP for the fiscal years ended December 31, 2020 and 2019.

	2020 Fees(1) ($)	2019 Fees ($)
Audit Fees	1,720,235	1,803,169
Audit Related Fees	—	—
Tax Fees	47,500	46,000
All Other Fees	—	—

(1)
The amount of audit fees for 2020 is based on the fees billed and paid to date and on the estimate for remaining fees provided by RSM US LLP to and approved by our Audit Committee for services provided by RSM US LLP, including in connection with the audit of the Company's 2020 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of our Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    33

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.

Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the rules of the PCAOB.

All services for which we engaged our independent auditors in 2020 and 2019 were approved by our Audit Committee. The total fees for audit and non-audit services provided by RSM US LLP in 2020 and 2019 are set forth above and, for 2020, include estimated fee amounts. The tax fees charged by RSM US LLP during 2020 and 2019 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2019 and 2018, respectively. Our Audit Committee approved the engagement of RSM US LLP to provide these non-audit services because it determined that RSM US LLP providing these services would not compromise RSM US LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers.

Other Information

We have been advised by RSM US LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.

One or more representatives of RSM US LLP will be present at our 2021 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

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REPORT OF OUR AUDIT COMMITTEE

In the course of oversight by our Audit Committee (our "Audit Committee") of our Board of Directors of TravelCenters of America Inc. (the "Company") of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2020; (ii) discussed with RSM US LLP, our independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the PCAOB regarding our independent auditors' communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, our Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the Securities and Exchange Commission.

Joseph L. Morea, Chair Barbara D. Gilmore Lisa Harris Jones Rajan C. Penkar Elena B. Poptodorova

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    35

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2021 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2020 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a stockholder of record of those shares. If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold, whether in certificate or book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Telephone or Internet. All stockholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate stockholder identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 9, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Written Proxy. All stockholders of record also can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker

36    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on June 9, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

Electronically at our 2021 Annual Meeting.

•
All stockholders of record may vote electronically at the meeting, as described in the response to question 12. Even if you plan to attend our 2021 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2021 Annual Meeting.

•
Beneficial owners may vote electronically at our 2021 Annual Meeting if they have a legal proxy, as described in the response to questions 11 and 12.

A stockholder may revoke a proxy at any time before it is voted at our 2021 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card or by attending the meeting and voting electronically or by sending an original written statement revoking the prior proxy to our Secretary at TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary (or by hand delivery to the Secretary before the taking of the vote at our 2021 Annual Meeting).

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at our 2021 Annual Meeting?

Holders of record of our Common Shares as of the close of business on March 24, 2021, the record date, may vote at the meeting. Holders of our Common Shares are entitled to one vote for each Common Share held on the record date.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 10, 24, 25 and 33, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at our 2021 Annual Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Common Shares entitled to vote at our 2021 Annual Meeting constitutes a quorum.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    37

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Proposal to be acted upon at our 2021 Annual Meeting. A proxy marked "WITHHOLD" with respect to Proposal 1 will have the same effect as an abstention and will not be counted for purposes of determining a plurality of votes cast. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1, Proposal 2 or Proposal 3. There can be no broker non-votes on Proposal 4 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

7. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2021 Annual Meeting.

Instead of receiving future copies of our proxy materials by mail, stockholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

8. How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Morrow Sodali LLC ("Morrow Sodali") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. We have agreed to indemnify Morrow Sodali against certain liabilities arising out of our agreement with Morrow Sodali. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by our Directors and officers and by RMR LLC, its officers and employees and its parent's and subsidiaries' directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.

9. What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report to stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 219-1442. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

38    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

2021 Annual Meeting Information

10. Why is our 2021 Annual Meeting being held virtually?

Because of the COVID-19 pandemic, we believe hosting our 2021 Annual Meeting virtually will help ensure the health and well-being of our stockholders and other stakeholders. Stockholders attending our 2021 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.

11. How do I attend our virtual 2021 Annual Meeting?

Attendance at the meeting is limited to our Directors and officers, stockholders as of the record date (March 24, 2021) or their duly authorized representatives or proxies, and other persons permitted by the Chair of the meeting.

•
Record owners:  If you are a stockholder as of the record date who holds shares directly, you may participate in our 2021 Annual Meeting via Internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/TravelCentersofAmerica/2021/. Please have the control number located on your proxy card or voting information form available.

•
Beneficial owners:  If you are a stockholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2021 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at our 2021 Annual Meeting without a legal proxy, as described in the response to question 12. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

    To register, you must submit proof of your beneficial ownership of shares and legal proxy, as applicable, along with your name and address, to virtualmeeting@viewproxy.com. Upon successful preregistration, you will receive a confirmation email from customercare@gotowebinar.com confirming registration and providing further instructions regarding attending our 2021 Annual Meeting. Beneficial owners should complete the registration process noted above at least three days in advance of our 2021 Annual Meeting to ensure that all documentation and verifications are in order.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1442.

12. How can I vote electronically at our 2021 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you need to first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend our 2021 Annual Meeting. Please follow the procedures described in the response to question 3 and question 11.

You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question  11. However, you will not be able to vote your shares at the meeting without a legal proxy. We encourage you to vote your shares in advance, even if you intend to attend the meeting.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    39

13. How can I ask questions at our 2021 Annual Meeting?

Stockholders as of the record date who attend and participate in our 2021 Annual Meeting at https://www.viewproxy.com/TravelCentersofAmerica/2021/ will have an opportunity to submit questions live via the Internet during a designated portion of the program. Stockholders must have available their control number provided on their proxy card or voting instruction form.

If you experience any technical difficulties accessing our 2021 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual stockholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2021 Annual Meeting.

Company Documents, Communications and Stockholder Proposals

14. How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.ta-petro.com, click on "Investors," hover over "Corporate Governance," and then click on "Governance Documents." To view our SEC filings and Forms 3, 4 and 5 filed by our Directors and executive officers, go to www.ta-petro.com, click on "Investors," hover over "Financials and Filings" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any stockholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

15. How can I communicate with our Directors?

Any stockholder or other interested person who wants to communicate with our Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@ta-petro.com. The communication will then be delivered to the appropriate party or parties.

16. How do I submit a nomination or other proposal for action at our 2022 annual meeting of stockholders?

A proposal for action to be presented by any stockholder at our 2022 annual meeting of stockholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by December 7, 2021.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by us not later than 5:00 p.m., Eastern time, on December 7, 2021 and not earlier than November 7, 2021.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a stockholder proposal, see page 9 of this Proxy Statement.

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RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1.0% of the average of the Company's total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2020 was:

  •
  a Director, a nominee for Director or an executive officer of ours;

  •
  known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, our Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex B to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, Charter and Bylaws, each as described above, and Maryland law. In the case of any transactions with us by employees of the Company who are subject to the Code but who are not our Directors or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.ta-petro.com.

Certain related person transactions are set forth in Annex B to this Proxy Statement.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    41

OTHER INFORMATION

At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
April 6, 2021

42    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

ANNEX A—SECOND AMENDED AND RESTATED 2016 EQUITY COMPENSATION PLAN, AS AMENDED

 TRAVELCENTERS OF AMERICA INC.
SECOND AMENDED AND RESTATED 2016 EQUITY COMPENSATION PLAN, AS AMENDED

1.    PURPOSE

The purpose of this TravelCenters of America Inc. Second Amended and Restated 2016 Equity Compensation Plan, as amended (the "Plan") is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to TravelCenters of America Inc., a Maryland corporation (the "Company"), or its affiliates to continue their efforts for and association with the Company or its affiliates by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire shares of the Company's common stock ("Options"), grants of shares of the Company's common stock some of which may be subject to restrictions ("Restricted Stock") and other rights, (including stock appreciation rights ("SARs")) to receive compensation in amounts determined by the value of the Company's common stock ("Other Rights"). The term "Subsidiary" as used in the Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent (50%) or more of the total combined interests by value, in the case of any other type of business entity. The Plan was first amended and restated in order to reflect the conversion of TravelCenters of America LLC to TravelCenters of America Inc. under state law and the 1:5 reverse stock split effected in connection with that conversion on August 1, 2019, and it was amended and restated again on May 21, 2020.

2.    ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee of the Company's Board of Directors or such other committee of the Board of Directors as the Board of Directors may designate (the "Independent Administrative Committee") except in instances where it is necessary or advisable (including to comply with applicable law or regulation) to provide for administration by the Company's Board of Directors (the "Board") itself. The Independent Administrative Committee shall from time to time determine to whom awards shall be granted under the Plan, whether Options granted shall be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), the terms of the Options (including vesting provisions) and the number of shares of Common Stock (as hereinafter defined) that may be granted under Options, and the terms and number of Restricted Stock or Other Rights. The Independent Administrative Committee shall report to the Board the names of individuals to whom Options, shares of Restricted Stock or Other Rights are to be granted, the number of shares of Common Stock covered and the terms and conditions of each grant. In instances where the Board is administering the Plan, references in the Plan to the Independent Administrative Committee shall be deemed to refer to the Board.

The Independent Administrative Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, which shall include, without limitation, the discretion to impose holding periods on shares of Common Stock acquired pursuant to awards granted hereunder. All questions of interpretation and application of the Plan or such rules and regulations and of awards granted hereunder shall be subject to the discretionary determination of the Independent Administrative Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as ISOs to qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

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For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Independent Administrative Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and shall meet such other requirements as the Board may determine to be necessary or appropriate.

With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Independent Administrative Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Independent Administrative Committee.

3.    STOCK SUBJECT TO THE PLAN

The total number of shares of common stock of the Company that may be subject to Options, Restricted Stock and Other Rights under the Plan shall be 2,185,000 shares of the Company's common stock, par value $0.001 per share ("Common Stock"), from authorized but unissued shares of Common Stock. The maximum number of shares of Common Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares. The number of shares of Common Stock stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 11. Shares of Restricted Stock that fail to vest, shares of Common Stock subject to an Option that is not fully exercised prior to its expiration or other termination and shares of Common Stock subject to Other Rights that are not delivered pursuant to such award shall again become available for grant under the terms of the Plan. The shares of Common Stock tendered for payment of the exercise price of an Option or satisfaction of tax withholding obligations and the shares of Common Stock subject to a SAR which are not delivered upon the full exercise of the SAR will not again become available for grant under the Plan. In the event that the Company uses the proceeds from exercises of Options under the Plan to repurchase shares of Common Stock in the market, any such shares of Common Stock so repurchased shall not increase the number of shares of Common Stock available for grant under the Plan.

4.    ELIGIBILITY

The individuals who shall be eligible to receive grants of Options, Restricted Stock and Other Rights under the Plan shall be employees, officers, directors and other individuals who render services in connection with the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not an employee of the Company or a Subsidiary that is a corporation. The term "Optionee," as used in the Plan, refers to any individual to whom an Option has been granted.

5.    TERMS AND CONDITIONS OF OPTIONS

Every Option shall be evidenced by a written Stock Option Agreement in such form as the Independent Administrative Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Independent Administrative Committee shall approve, and containing or incorporating by reference the following terms and conditions.

  (a)
  DURATION. Each Option shall expire no more than ten years from its date of grant; provided, however, that no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) shares of the Company's stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire not later than five years from its date of grant.

  (b)
  EXERCISE PRICE. The exercise price of each Option shall be specified by the Independent Administrative Committee in its discretion; provided, however, that the exercise price shall be at

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    least 100 percent of the Fair Market Value (as hereinafter defined) of the Common Stock on the date on which the Independent Administrative Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the exercise price; and provided, further, that the exercise price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110 percent of the Fair Market Value of the stock on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Stock Option Agreement, the "Fair Market Value" of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the shares of Common Stock are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the closing price of a share of Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market, including any market that is outside of the United States; provided, however, that if the price of the Common Stock is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the shares of Common Stock are at the time listed or admitted to trading on any stock exchange, including any market that is outside of the United States, then the Fair Market Value shall be the closing sale price of the Common Stock on the date in question on the principal exchange on which the shares of Common Stock are then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the most recent previous reported closing sale price (or, in the Board's discretion, the reported closing asked price) of the Common Stock on such date on the principal exchange shall be determinative of Fair Market Value.

  (c)
  METHOD OF EXERCISE. To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by notice acceptable to the Chief Executive Officer of the Company, or his delegate, stating the number of shares of Common Stock with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company or, if the Stock Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person to the Chief Executive Officer of the Company, or his delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

Alternatively, payment of the exercise price may be made:

  (i)
  In whole or in part in shares of Common Stock already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares of Common Stock are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in shares of Common Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless he has held the shares of Common Stock for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company stock certificates or other evidence of legal and beneficial ownership registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such stock certificates or other evidence of legal and beneficial ownership to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares of Common Stock being delivered. If the exercise price exceeds the Fair Market Value of the shares of Common Stock so delivered, the Optionee shall also

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    deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Stock Option Agreement so provides, his promissory note as described in paragraph (2) of this Section 5(c); or

  (ii)
  By payment of the exercise price in whole or in part by delivery of the Optionee's recourse promissory note, in a form specified by the Company, secured by the shares of Common Stock acquired upon exercise of the Option and such other security as the Independent Administrative Committee may require; provided that this method of payment of the exercise price shall not be available to the extent that such method of exercise is prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 (generally prohibiting public companies from making loans to or extending credit to directors and executive officers).

At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate for the shares of Common Stock or other evidence of legal and beneficial ownership as to which such Optionee's Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of shares of Common Stock specified in the Optionee's notice upon tender of delivery thereof, the Optionee's right to exercise the Option with respect to those shares of Common Stock shall be terminated, unless the Company otherwise agrees.

  (d)
  EXERCISABILITY. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Independent Administrative Committee in its discretion may provide in the Stock Option Agreement. Such terms and conditions shall include provisions for exercise within twelve (12) months after the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), provided that no Option shall be exercisable after the expiration of the period described in paragraph (a) above. Except as the Independent Administrative Committee in its discretion may otherwise provide in the Stock Option Agreement, an Option shall cease to be exercisable upon the expiration of ninety (90) days following the termination of the Optionee's employment with, or the Optionee's other provision of services to, the Company or a Subsidiary (or such later date as may be established at grant or at a later date by the Independent Administrative Committee), subject to paragraph (a) above and Section 11 hereof.

  (e)
  NOTICE OF ISO STOCK DISPOSITION. The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares of Common Stock were issued upon the exercise of the ISO.

  (f)
  NO RIGHTS AS STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate or other evidence of legal and beneficial ownership to him for the shares of Common Stock. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the stock certificate or other evidence of legal and beneficial ownership is issued, other than as required or permitted pursuant to Section 11.

  (g)
  TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee, except that the Independent Administrative Committee may specify in a Stock Option Agreement that pertains to an NSO that the Optionee may transfer such NSO to a member of the Immediate Family (as hereinafter defined) of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

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  (h)
  NO OPTION OR STOCK APPRECIATION RIGHT RE-PRICING. Without limitation of the authority set forth in Section 3 or Section 11 hereof, no Option (or SAR) shall have its exercise or strike price lowered nor shall any Option or SAR be settled, cancelled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for a new Option or SAR with an exercise or strike price that is less than that of such settled, cancelled, forfeited, exchanged or surrendered Option or SAR (or in exchange for cash or another type of award or consideration), unless the stockholders of the Company shall have approved of such transaction.

6.    STOCK APPRECIATION RIGHTS

The Independent Administrative Committee may grant SARs in respect of such number of shares of Common Stock subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. SARs granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and, to the extent of the exercise of the related Option, the SAR shall terminate. Shares of Common Stock covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of a SAR related to an Option shall be contained in the Stock Option Agreement, and the terms of a SAR not related to any Option shall be contained in a SAR Agreement.

Upon exercise of a SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon exercise of a SAR shall be paid in the form of cash or other property (including shares of Common Stock), as provided in the Stock Option Agreement or SAR Agreement governing the SAR.

7.    RESTRICTED STOCK

The Independent Administrative Committee may grant or award shares of Restricted Stock in respect of such number of shares of Common Stock, and subject to such terms or conditions, as it shall determine and specify in a Restricted Stock Agreement, and may provide in a Stock Option Agreement for an Option to be exercisable for shares of Restricted Stock.

A holder of Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the shares of stock and the right to receive any cash dividends, unless the Independent Administrative Committee shall otherwise determine. Unless a grantee's Restricted Stock Agreement provides to the contrary, unvested Restricted Stock granted under the Plan shall not be transferred without the written consent of the Board. In addition, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or a Subsidiary, the Company shall have the right, in the case of unvested Restricted Stock, (1) to cause the forfeiture of such shares of Restricted Stock for no consideration (2) to purchase all or any of such shares of Restricted Stock at a price equal to the lower of (a) the price paid to the Company for such shares of Restricted Stock or (b) the Fair Market Value of such shares of Restricted Stock at the time of repurchase, (3) to waive vesting requirements, (4) to permit continued vesting based on such criteria as the Independent Administrative Committee shall determine or (5) to provide for such other treatment as the Independent Administrative Committee shall determine and set forth in the applicable agreement. Nothing in the Plan shall be construed to give any person the right to require the Company to purchase any shares of Common Stock granted as Restricted Stock.

Stock certificates, if any, representing Restricted Stock shall be imprinted with a legend to the effect that the shares of Restricted Stock represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement and, if the Independent Administrative Committee so determines, the holder may be required to deposit the stock certificates or other evidence of legal and beneficial ownership with the President, Treasurer, Secretary or other officer of the Company or with an escrow agent designated by the Independent Administrative Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. In the event that the shares of Restricted Stock are not represented by a

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stock certificate, the Company shall direct the Company's registrar and transfer agent to make an appropriate notation of the restrictions on transfer to which the shares of Restricted Stock are subject in the stock books and records of the Company.

8.    OTHER RIGHTS

Subject to the provisions of the Plan, the Independent Administrative Committee shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Rights shall be granted. Each Participant who is granted an Other Right shall receive an award agreement, containing such terms and conditions as the Independent Administrative Committee shall determine, in its sole discretion, which agreement shall set forth, among other things, the number of shares of Common Stock to be granted pursuant to such Other Right, or the manner in which such Other Right shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions, if any, to the vesting and/or payment or settlement of such Other Right (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Right. The Independent Administrative Committee may make awards of Other Rights consisting of unrestricted shares of Common Stock to such individuals and in such amounts as the Independent Administrative Committee may determine (subject to Section 13(d)). To the extent that an Other Award is granted with a vesting condition based upon the attainment of performance criteria, any dividends payable with respect to the Common Stock subject to the award (or dividend equivalents awarded with respect to such award) shall be subject to the same performance criteria as are applicable to the award to which the dividend or dividend equivalent relate and shall be paid or forfeited, as the case may be, based on the attainment, or failure to attain, the applicable performance criteria.

9.    METHOD OF GRANTING OPTIONS, RESTRICTED STOCK AND OTHER RIGHTS

The grant of Options, shares of Restricted Stock and Other Rights shall be made by action of the Board or the Independent Administrative Committee, at a meeting at which a quorum of its members is present, or by written consent of its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Independent Administrative Committee a Stock Option Agreement, Restricted Stock Agreement or SAR Agreement (or an agreement evidencing an Other Right) within thirty (30) days after it is submitted to him, the Option, shares of Restricted Stock, SAR or Other Rights granted under the applicable agreement shall be voidable by the Company at its election, without further notice to the grantee. No agreement is required to be executed in respect of awards of vested shares of Common Stock.

10.  REQUIREMENTS OF LAW

The Company shall not be required to transfer shares of Restricted Stock or to sell or issue any shares of Common Stock upon the exercise of any Option or the exercise or vesting of an award of Other Rights (as applicable) if the issuance of such shares of Restricted Stock or shares of Common Stock will result in a violation by the recipient or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the "Securities Act"), upon the transfer of shares of Restricted Stock or the exercise of any Option or the exercise or vesting of an award of Other Rights (as applicable), the Company shall not be required to issue shares of Restricted Stock or shares of Common Stock, as the case may be, unless the Independent Administrative Committee has received evidence satisfactory to it to the effect that the holder of the shares of Restricted Stock or the Option will not transfer such shares of Restricted Stock or shares of Common Stock except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Independent Administrative Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of shares of Restricted Stock or the exercise of an Option or the delivery of shares of Common Stock with respect to the exercise or vesting of an award of Other Rights (as applicable) to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

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11.  CHANGES IN CAPITAL STRUCTURE

In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of stock or other securities of the Company, by reason of a reorganization, recapitalization, exchange of stock, stock split, combination of stock or dividend payable in stock or other securities or similar corporate event, the Independent Administrative Committee shall have the right and discretion to make a corresponding adjustment in the number and kind of stock or other securities covered by outstanding Options and Other Rights and for which Options, shares of Restricted Stock and Other Rights may be granted under the Plan. Any such adjustment in outstanding Options (and, if applicable, Other Rights) shall be made without change in the total price applicable to the unexercised portion of the Option (or Other Right, if applicable), but the price per share specified in the applicable award agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code which would cause the Option to fail to constitute an ISO without the consent of the holder. Any such adjustment made by the Independent Administrative Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees and holders of Other Rights.

If while unexercised Options or Other Rights remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of re-incorporating itself, including under the laws of another jurisdiction, the Optionees or holders of Other Rights will be entitled to acquire shares of common stock of the re-incorporated company upon the same terms and conditions as were in effect immediately prior to such re-incorporation (unless such re-incorporation involves a change in the number of shares of common stock or the capitalization of the company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the re-incorporated company.

Except as otherwise provided in the preceding paragraph, if the Company or a Subsidiary is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised or unvested Options, shares of Restricted Stock or Other Rights remain outstanding under the Plan, or if other circumstances occur in which the Independent Administrative Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then: (a) in the discretion of the Independent Administrative Committee, each holder of an outstanding Option or Other Right shall be entitled, upon exercise of the Option (or exercise or vesting of the Other Right), to receive in lieu of shares of Common Stock, such stock or other securities or property as he would have received had he exercised or vested in the Option or Other Right immediately prior to the Applicable Event; or (b) the Independent Administrative Committee may, in its sole and absolute discretion, cancel outstanding and unexercised Options and Other Rights as of the effective date of any such Applicable Event; or (c) the Independent Administrative Committee may, in its sole discretion, convert some or all Options or Other Rights into Options or Other Rights with respect to the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (d) the Independent Administrative Committee may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase shares of Common Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, that notice of any cancellation pursuant to clause (b) shall be given to each holder of an Option or exercisable Other Right not less than ten business days preceding the effective date of such Applicable Event; and provided, further, that the Independent Administrative Committee may, in its sole and absolute discretion waive, generally or in one or more specific instances, any limitations imposed on exercise (including a change in any existing exercise schedule) with respect to any Option or exercisable Other Right so that such Option shall be exercisable in full or in part, as the Independent Administrative Committee may, in its sole and absolute discretion, determine, during such ten business day period. Notwithstanding the foregoing, immediately upon the occurrence of a "Change in Control" or "Termination Event" (as each is defined on Exhibit A hereto) all awards issued and outstanding under the Plan shall become fully vested and exercisable (as the case may be), whether or not the holder of the award experiences a termination of employment or service in connection with the Change in Control.

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Except as expressly provided to the contrary in this Section 11, the issuance by the Company of shares of Common Stock or other equity securities of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect the number, class or price of the shares of Common Stock then subject to outstanding Options or Other Rights.

12.  FORFEITURE FOR DISHONESTY, VIOLATION OF AGREEMENTS OR TERMINATION FOR CAUSE

Notwithstanding any provision of the Plan to the contrary (other than Section 13(c), which this Section 12 shall be subject to), if the Independent Administrative Committee determines, after full consideration of the facts, that:

  (a)
  the Optionee (or holder of shares of Restricted Stock or Other Rights) has been engaged in fraud, embezzlement or theft in the course of his employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or

  (b)
  the Optionee (or holder of shares of Restricted Stock or Other Rights) has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he is a party; or

  (c)
  the employment or involvement with the Company or a Subsidiary of the Optionee (or holder of shares of Restricted Stock or Other Rights) was terminated for "cause," as defined in any employment agreement with the Optionee (or holder of shares of Restricted Stock or Other Rights), if applicable, or if there is no such agreement, as determined by the Independent Administrative Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee (or holder of shares of Restricted Stock or Other Rights) to perform and carry out his assigned duties and responsibilities diligently and in a manner satisfactory to the Independent Administrative Committee; then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), the Optionee shall forfeit all unexercised Options (or the holder shall forfeit all unvested shares of Restricted Stock or unvested Other Rights) and the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the Optionee upon any previous exercise of any Option (or any previous acquisition by the holder of shares of Restricted Stock or Other Rights, whether then vested or unvested), at a price equal to the lower of (a) the amount paid to the Company upon such exercise or acquisition (or to cause such stock to be forfeited without consideration if no amount was paid), or (b) the Fair Market Value of such stock at the time of repurchase. If an Optionee whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Option prior to consideration of the application of this Section 12 or prior to a decision of the Independent Administrative Committee, the Company shall not be required to recognize such exercise until the Independent Administrative Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void AB INITIO) if the Independent Administrative Committee makes an adverse determination; provided, however, that if the Independent Administrative Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised the Option retroactively as of the date he originally gave notice of his attempt to exercise or actual exercise, as the case may be. The decision of the Independent Administrative Committee as to the cause of an Optionee's (or holder of shares of Restricted Stock or Other Rights) discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Independent Administrative Committee, however, shall affect in any manner the finality of the discharge of such Optionee (or holder of shares of Restricted Stock or Other Rights) by the Company. For purposes of this Section 12, reference to the Company shall include any Subsidiary.

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13.  MISCELLANEOUS

  (a)
  NO GUARANTEE OF EMPLOYMENT OR OTHER SERVICE RELATIONSHIP. Neither the Plan nor any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or other agreement hereunder shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment. Neither the Plan nor any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or other agreement hereunder shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

  (b)
  TAX WITHHOLDING. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a grantee by reason of the exercise or vesting of an Option or shares of Restricted Stock, or payments with respect to Other Rights, and as a condition to the receipt of any Option, shares of Restricted Stock or Other Rights the grantee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

  Without limiting the foregoing, the Independent Administrative Committee may in its discretion permit any grantee's withholding obligation to be paid in whole or in part in the form of shares of Common Stock by withholding from the shares of Common Stock to be issued or by accepting delivery from the grantee of shares of Common Stock already owned by him. The Fair Market Value of the shares of Common Stock for such purposes shall be determined as set forth in Section 5(b). An Optionee may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an ISO until such shares have been held by him for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the grantee shall deliver to the Company stock certificates registered in his name or other evidence of legal and beneficial ownership representing a number of shares of Common Stock owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares of Common Stock represented by such stock certificates. The Compensation Committee may approve comparable procedures to those set forth in the preceding sentence in the event of shares held in book-entry form. If the grantee is subject to Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

  (c)
  RECOUPMENT POLICY. If (1) the Company is required to prepare an accounting restatement due to the material non-compliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws and (2) a recipient of an award under the Plan knowingly engaged in such misconduct then the Independent Administrative Committee may determine in its discretion that absent such non-compliance a lesser award would have been awarded under the Plan or that a lesser amount would have been realized with respect to an award or awards under the Plan. In the event that the Independent Administrative Committee makes such a determination, the Independent Administrative Committee may cause, in its discretion, any such award granted under the Plan to such a recipient which is unvested or unexercised to be reduced or eliminated and may require any such participant who has exercised or become vested in such an award to repay all or a portion of such award to the Company. Any determination of the Independent Administrative Committee hereunder shall be conclusive and binding on the Company and the applicable award recipient. The determination of the Independent Administrative Committee need not be uniform with respect to award recipients. Each recipient of an award under the Plan shall conclusively be deemed to have consented to the authority of the Independent Administrative Committee hereunder. The provisions of this

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    A-9

    Section 13(c) and those of Section 12 shall be of no force or effect from and after the occurrence of a Change in Control or a Termination Event or upon such additional events as the Independent Administrative Committee may specify.

  (d)
  CERTAIN VESTING RULES. Unless otherwise determined by the Independent Administrative Committee in its discretion, (1) if the vesting condition for any award made to a participant who is an employee of the Company or a Subsidiary is based solely upon continued employment for a period of time, such vesting period shall not be less than 36 months for the vesting of the entire Award (provided that ratable portions of each such award may vest periodically during such 36 month period), (2) if the vesting condition for any award made to a participant who is not an employee of the Company or a Subsidiary is based solely upon continued service for a period of time, such vesting period shall not be less than 12 months for the vesting of the entire award and (3) if the vesting of an award is based upon the attainment of performance criteria, the minimum performance period for such award shall be 12 months. The minimum vesting requirement set forth in the preceding sentence shall not apply to awards under the Plan to members of the Board in respect of Board service. The provisions of this Section 13(d) shall not be construed to limit the provisions of Section 11 or to limit the ability of the Independent Administrative Committee to accelerate awards upon a termination of a participant's employment (which the Independent Administrative Committee may do in its discretion); any such acceleration provisions may be (but are not required to be) set forth in an award agreement (which may, without limitation, provide for accelerated vesting upon the death of a participant or upon a change in control or similar event).

  (e)
  USE OF PROCEEDS. The proceeds from the sale of shares of Common Stock pursuant to Options shall constitute general funds of the Company.

  (f)
  CONSTRUCTION. All masculine pronouns used in this Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. All other provisions of this Plan notwithstanding, this Plan shall be administered and construed so as to avoid any person who receives an Option or Other Right incurring any adverse tax consequences under Code Section 409A. The Independent Administrative Committee may suspend or amend the application of any provision of the Plan which could, in the sole determination of the Board of Directors, result in an adverse tax consequence to any person under Code Section 409A.

  (g)
  GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflict of laws.

14.  EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan was originally effective as of May 19, 2016 (the "Effective Date") and the effective date of this amendment of the Plan is June 10, 2021, subject to the approval of the Company's stockholders. The Independent Administrative Committee may grant Options, shares of Restricted Stock or Other Rights under the Plan from time to time until the close of business on June 10, 2031. The Board may at any time amend the Plan; provided, however, that without approval of the Company's stockholders there shall be no: (a) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 11, either to any one grantee or in the aggregate; (b) change in the class of persons eligible to receive Options, shares of Restricted Stock or Other Rights; or (c) other change in the Plan that requires stockholder approval under applicable law. No amendment shall adversely affect outstanding Options (or shares of Restricted Stock or Other Rights) without the consent of the Optionee (or holder of shares of Restricted Stock or Other Rights). The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, shares of Restricted Stock or Other Rights then outstanding without the consent of the Optionee or the holder of such shares of Restricted Stock or Other Rights.

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 Exhibit A

A "Change in Control" shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

  (a)
  any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

  (b)
  the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, as of June 10, 2021, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then in office who either were Directors as of June 10, 2021 or whose appointment, election or nomination for election was previously so approved or recommended;

  (c)
  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

  (d)
  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

A "Termination Event" shall occur if The RMR Group LLC (or any entity controlled by, under common control with or controlling the RMR Group LLC) ceases to be the manager or shared services provider to the Company.

Notwithstanding anything to the contrary set forth herein, a transaction involving the Company and an Excluded Entity (or Affiliate) in which the award of shares of Common Stock is to be assumed by the successor (or replaced by a substantially equivalent award) shall not constitute a Change in Control.

For purposes of the definitions set forth on this Exhibit A, the following definitions shall apply, with capitalized terms used but not defined in this Exhibit A having the meaning set forth in the Plan:

"Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

"Director" is a member of the Board.

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"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Excluded Entity" shall mean any entity to which The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) provides management, advisory or shared services.

"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company.

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ANNEX B—CERTAIN RELATED PERSON TRANSACTIONS

Relationship with SVC. The Company was a 100% owned subsidiary of SVC until SVC distributed the Common Shares it then owned to its stockholders in 2007. We are SVC's largest tenant and SVC is our principal landlord and second largest stockholder. As of December 31, 2020, SVC owned 1.185 million Common Shares, representing approximately 8.1% of our outstanding Common Shares, which amount includes 500,797 Common Shares that SVC purchased in our underwritten public equity offering in July 2020 at the public offering price of $14 per share.

The Chair of our Board and one of our Managing Directors, Adam D. Portnoy, is the chair of the board of trustees and a managing trustee of SVC. Ethan S. Bornstein, Adam D. Portnoy's brother-in-law, served as an executive officer of SVC until he resigned on December 31, 2020. RMR LLC provides management services to both the Company and SVC.

Spin-Off Transaction Agreement. In connection with our spin-off from SVC in 2007, we entered a transaction agreement with SVC and RMR LLC, pursuant to which we granted SVC a right of first refusal to purchase, lease, mortgage or otherwise finance any interest we own in a travel center before we purchase, lease, mortgage or otherwise finance that travel center to or with another party, and we granted SVC and any other company to which RMR LLC provides management services a right of first refusal to acquire or finance any real estate of the types in which SVC or such other companies invest before we do. We also agreed that for so long as we are a tenant of SVC we will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct our management and policies or any of our subsidiary tenants or guarantors under our leases with SVC; the sale of a material part of our assets or of any such tenant or guarantor; or the cessation of certain of the Directors to continue to constitute a majority of our Board or any such tenant or guarantor. Also, we agreed not to take any action that might reasonably be expected to have a material adverse impact on SVC's ability to qualify as a real estate investment trust and to indemnify SVC for any liabilities it may incur relating to our assets and business.

SVC Leases. As of December 31, 2020, we leased from SVC a total of 179 properties under five leases, four of which we refer to as the TA Leases and one of which we refer to as the Petro Lease, and which we refer to collectively as the SVC Leases. The number of properties leased, the terms, the annual minimum rent and the deferred rent balances owed by us under the SVC Leases, as of December 31, 2020, were as follows (dollar amounts in thousands):

	Number of Properties	Initial Term End Date(1)	Annual Minimum Rent	Deferred Rent(2)

TA Lease 1	36	December 31, 2032	$49,707	$10,487
TA Lease 2	36	December 31, 2031	44,077	9,740
TA Lease 3	35	December 31, 2029	42,409	9,603
TA Lease 4	37	December 31, 2033	46,067	9,804
Petro Lease	35	June 30, 2035	61,654	—

Total	179		$243,914	$39,634

(1)
We have two renewal options of 15 years each under each of the SVC Leases.

(2)
We paid quarterly deferred rent to SVC during 2020 of $4.4 million ($17.6 million in the aggregate). Under our rent deferral agreement with SVC, deferred rent shall be accelerated and interest shall begin to accrue thereon at 1.0% per month on the deferred rent amounts if certain events occur, including: our default under the SVC Leases; a change of control of us, as defined in the rent deferral agreement; or our declaration or payment of a dividend or other distribution in respect of our Common Shares.

The SVC Leases are "triple net" leases that require us to pay all costs incurred in the operation of the leased properties, including costs related to personnel, utilities, inventory acquisition and provision of services to customers, insurance, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those properties at which SVC leases the property and subleases it to us. We also are required generally to indemnify SVC for certain environmental matters and for liabilities that arise during the terms of the leases from

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    B-1

ownership or operation of the leased properties and, at lease expiration, we are required to pay an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. The SVC Leases require us to maintain the leased properties, including structural and non-structural components.

We recognized total rent expense of approximately $242.5 million for the year ended December 31, 2020 under the SVC Leases.

In addition to the payment of annual minimum rent and deferred rent, the SVC Leases provide for payment to SVC of percentage rent, calculated at 3.5% of the increase in total nonfuel revenues at each property over applicable base year levels. The percentage rent that we incurred during 2020 was approximately $2.8 million, which amount is included in the total rent expense noted above for the year ending December 31, 2020.

Under the SVC Leases, we may request that SVC purchase approved amounts of renovations, improvements and equipment at the leased properties in return for increases in our annual minimum rent according to the following formula: the annual minimum rent will be increased by an amount equal to the amount paid by SVC multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%. During the year ended December 31, 2020, we did not sell to SVC any improvements we made to properties leased from SVC.

As permitted by the SVC Leases, we sublease a portion of certain travel centers to third parties to operate other retail operations. These subleases are classified as operating leases. We recognized sublease rental income of approximately $2.1 million for the year ended December 31, 2020.

Relationships with RMR LLC and Others Related to It. We have relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them, including other companies to which RMR LLC or its subsidiaries provide management services and some of which have directors, trustees or officers who are also our Directors or officers. The Chair of our Board and one of our Managing Directors, Adam D. Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc. and is a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. Our other Managing Director and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer, Executive Vice President and General Counsel, and Secretary are officers and employees of RMR LLC. Some of our Independent Directors also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. RMR Inc. is the managing member of RMR LLC. RMR LLC provides management services to both the Company and SVC, and Mr. Portnoy also serves as the chair of the boards of trustees or boards of directors of several of the other public companies to which RMR LLC provides management services and as a managing trustee or managing director of all these companies, including serving as the chair of the board of trustees and as a managing trustee of SVC. As of December 31, 2020, RMR LLC owned 621,853 Common Shares, representing approximately 4.3% of our Common Shares. This amount includes 218,577 Common Shares that RMR LLC purchased in our underwritten public equity offering in July 2020 at the public offering price of $14 per share and 104,738 Common Shares that RMR LLC purchased from our former Managing Director and Chief Executive Officer in September 2020, pursuant to a right of first refusal granted to RMR LLC in connection with Andrew Rebholz's retirement.

Because at least 80% of Messrs. Pertchik's, Crage's and Young's business time was devoted to services to us during 2020, 80% of Messrs. Pertchik's, Crage's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. Pertchik, Crage and Young and William E. Myers (our former Chief Financial Officer, Treasurer and Executive Vice President) are, or were, as applicable, also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services. We believe the compensation we paid to these officers reasonably reflected their division of business time and efforts; however, periodically, these individuals may divide their business time and efforts differently than they do currently and their compensation from us may become disproportionate to this division.

B-2    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

Additionally, each of Messrs. Pertchik, Crage, and Young during 2020 received share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services, including SVC, in their capacities as officers of RMR LLC.

During 2020, we purchased 84,311 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of our officers and employees and officers and employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

Former CEO Retirement. In December 2019, we and RMR LLC entered into a retirement agreement with the former Managing Director and Chief Executive Officer, Andrew J. Rebholz. Pursuant to his retirement agreement, Mr. Rebholz continued to serve, through June 30, 2020, as a non-executive employee in order to assist in transitioning his duties and responsibilities to his successor. During 2020, pursuant to Mr. Rebholz's retirement agreement, we continued to pay Mr. Rebholz an annual base salary of $0.3 million until June 30, 2020, consistent with past practice, we paid Mr. Rebholz $1.0 million in cash in June 2020 and we fully accelerated the vesting of any unvested Common Shares previously awarded to Mr. Rebholz.

In February 2020, the Company and RMR LLC entered into a separation agreement with Mr. Myers. Pursuant to his separation agreement, in 2020, we paid Mr. Myers $0.3 million and we fully accelerated the vesting of any unvested Common Shares previously awarded to Mr. Myers.

We have a business management agreement with RMR LLC to provide management services to us that relate to various aspects of our business generally, including, but not limited to, services related to compliance with various laws and rules applicable to our status as a public company, advice and supervision with respect to our travel centers, site selection for properties on which new travel centers may be developed, identification of, and purchase negotiation for, travel center properties and companies, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of our daily business activities, including legal matters, human resources, insurance programs, management information systems and the like. This agreement is described below, see "—Business Management Agreement with RMR LLC."

Business Management Agreement with RMR LLC. Under our business management agreement with RMR LLC, we pay RMR LLC an annual business management fee equal to 0.6% of the sum of our fuel gross margin (which is our fuel revenues less our fuel cost of goods sold) plus our total nonfuel revenues. The fee is payable monthly and totaled approximately $12.5 million for 2020.

The current term of our business management agreement with RMR LLC ends on December 31, 2021, and automatically renews for successive one year terms unless we or RMR LLC gives notice of non-renewal before the end of an applicable term. RMR LLC may terminate the business management agreement upon 120 days' written notice, and we have the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of our Independent Directors. If we terminate or do not renew the business management agreement other than for cause, as defined, we are obligated to pay RMR LLC a termination fee equal to 2.875 times the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of termination or nonrenewal.

Expense Reimbursement. Pursuant to our business management agreement, we are also generally responsible for all of our expenses and certain expenses incurred or arranged by RMR LLC on our behalf. RMR LLC also provides internal audit services to us in return for our share of the total internal audit costs incurred by RMR LLC for us and other publicly owned companies to which RMR LLC or its subsidiaries provide management services, which amounts are subject to approval by our Compensation Committee. Our Audit Committee appoints our Director of Internal Audit and our Compensation Committee approves our portion of internal audit costs incurred by RMR LLC. The internal audit costs were approximately $0.28 million for the year ended December 31, 2020. These amounts are in addition to the business management fees paid to RMR LLC.

TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement    B-3

Transition Services. In addition, RMR LLC has agreed to provide certain transition services to us for 120 days following termination by us or notice of termination by RMR LLC.

Vendors. Pursuant to our business management agreement, RMR LLC may from time to time negotiate on our behalf with certain third party vendors and suppliers for the procurement of services to us. As part of this arrangement, we may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Stock Awards to RMR LLC Employees. We award Common Shares to certain employees of RMR LLC under our equity compensation plan who are not also Directors, officers or employees of the Company. During 2020, we awarded approximately 15,650 Common Shares to such persons. Those awards had an aggregate value of approximately $0.52 million, based upon the closing prices of the Common Shares on the Nasdaq on the date of the award. One fifth of those stock awards vested on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. These stock awards to RMR LLC employees are in addition to the fees we pay to RMR LLC and the stock awards to our Directors, officers and employees (some of whom are also officers and employees of RMR LLC).

On occasion, we have entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously awarded to them under our equity compensation plan. We did not accelerate any such Common Share awards for the year ended December 31, 2020.

Other. RMR LLC conducts a Leadership Development Program for which certain of its employees take part in a rotational program, working at each of the Company, RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services. The employee remains on RMR LLC's payroll during this rotational program and we reimburse RMR LLC for the applicable employee costs for the period of time that the employee works for the Company. The amount recognized as expense for these costs for the year ended December 31, 2020, was approximately $0.28 million.

Relationship with Affiliates Insurance Company ("AIC"). Until its dissolution on February 13, 2020, we, SVC and five other companies to which RMR LLC provides management services each owned 14.3% of AIC, an Indiana insurance company. In connection with AIC's dissolution, we and each other AIC shareholder received an additional liquidation distribution of $0.3 million in June 2020.

The foregoing descriptions of our agreements with RMR LLC, SVC and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. We may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

B-4    TRAVELCENTERS OF AMERICA INC     2021 Proxy Statement

THANK YOU

Thank you for being a stockholder of TravelCenters of America Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 9, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 9, 2021. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. TRAVELCENTERS OF AMERICA INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TravelCenters of America Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING During The Meeting - Go to https://www.viewproxy.com/TravelCentersofAmerica/2021/ You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by TravelCenters of America Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D47321-P53543 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRAVELCENTERS OF AMERICA INC. 1. Election of Directors. For Withhold Nominee (for Independent Director in Class II): Barbara D. Gilmore Nominee (for Independent Director in Class II): Elena B. Poptodorova Nominee (for Managing Director in Class II): Adam D. Portnoy ! ! ! ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! 2. Advisory vote to approve executive compensation. 3. Approval of an amendment to the Second Amended and Restated TravelCenters of America Inc. 2016 Equity Compensation Plan. 4. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2021 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposals 2, 3 and 4.

TRAVELCENTERS OF AMERICA INC. ANNUAL MEETING OF STOCKHOLDERS June 10, 2021, 9:30 a.m., Eastern time TravelCenters of America Inc. Virtually via the Internet at https://www.viewproxy.com/TravelCentersofAmerica/2021/ Please see the Proxy Statement for attendance instructions. The 2021 Annual Meeting of Stockholders of TravelCenters of America Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; 2. Advisory vote to approve executive compensation; 3. Approval of an amendment to the Second Amended and Restated TravelCenters of America Inc. 2016 Equity Compensation Plan; 4. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2021 fiscal year; and 5. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. D47322-P53543 Proxy TRAVELCENTERS OF AMERICA INC. ANNUAL MEETING OF STOCKHOLDERS June 10, 2021, 9:30 a.m., Eastern time Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2021 Annual Meeting of Stockholders of TravelCenters of America Inc. (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of TravelCenters of America Inc. The undersigned stockholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2021 Annual Meeting of Stockholders of the Company to be held virtually via the Internet at https://www.viewproxy.com/TravelCentersofAmerica/2021/, on June 10, 2021, at 9:30 a.m. Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2021 Annual Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy.